                                                                   EXHIBIT 10.19

                                PLEASANT COMPANY
                  RETIREMENT SAVINGS PLAN AND TRUST AGREEMENT

                                  JULY 1, 1995

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
ARTICLE I.                       DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE II.                      ELIGIBILITY AND PARTICIPATION. . . . . . . . . . . . . . . . . . . . .  23
            2.01   ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
            2.02   ELIGIBILITY BREAK IN SERVICE RULES. . . . . . . . . . . . . . . . . .  . . . . . . .  24
            2.03   EFFECT OF LEAVE OF ABSENCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
            2.04   TRANSFER TO ELIGIBLE CLASS OR
                   REINSTATEMENT OF INELIGIBLE PARTICIPANT. . . . . . . . . . . . . . . . . . . . . . .  26
            2.05   DETERMINATION OF ELIGIBILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
            2.06   MANNER OF BECOMING A PARTICIPANT . . . . . . . . . . . . . . . . . . . . . . . . . .  26
            2.07   OMISSION OF ELIGIBLE EMPLOYEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
            2.08   INCLUSION OF INELIGIBLE EMPLOYEE . . . . . . . . . . . . . . . . . . . . . . . . . .  27
            2.09   ELECTION NOT TO PARTICIPATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

ARTICLE III.                     CONTRIBUTIONS AND ALLOCATIONS. . . . . . . . . . . . . . . . . . . . .  28
            3.01   CONTRIBUTIONS BY THE EMPLOYER. . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
            3.02   PARTICIPANT'S SALARY REDUCTION ELECTION. . . . . . . . . . . . . . . . . . . . . . .  29
            3.03   TIME OF PAYMENT OF CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
            3.04   ALLOCATION OF CONTRIBUTIONS AND EARNINGS. . . . . . . . . . . . . . . . . . . . . . . 34
            3.05   ACTUAL DEFERRAL PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . .40
            3.06   ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS. . . . . . . . . . . . . . . . . . . . 44
            3.07   ACTUAL CONTRIBUTION PERCENTAGE TESTS. . . . . . . . . . . . . . . . . . . . . . . . . 46
            3.08   ADJUSTMENTS TO ACTUAL CONTRIBUTION  PERCENTAGE TESTS. . . . . . . . . . . . . . . . . 49
            3.09   MAXIMUM ANNUAL ADDITION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .52
            3.10   MULTIPLE PLAN REDUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .55
            3.11   ADJUSTMENT FOR EXCESS ANNUAL ADDITIONS. . . . . . . . . . . . . . . . . . . . . . . . 59
            3.12   TERMINATION OF EMPLOYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .60
            3.13   RESTORATION OF ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 60
            3.14   VALUATION OF THE TRUST FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .61
            3.15   VALUATION OF PARTICIPANT'S ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .61
            3.16   ALLOCATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 61
            3.17   DIRECTED INVESTMENT ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

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

ARTICLE IV.                     VESTING...................................................................62

ARTICLE V.                      DISTRIBUTIONS OF BENEFITS ACCRUED ON AND AFTER
                                JANUARY 1, 1995...........................................................63
            5.01   RETIREMENT.............................................................................63
            5.02   DISTRIBUTION UPON DEATH................................................................63
            5.03   PROOF OF DEATH.........................................................................65
            5.04   DESIGNATION OF BENEFICIARY.............................................................66
            5.05   DISTRIBUTION IN THE EVENT OF DISABILITY................................................64
            5.06   DISTRIBUTION IN THE EVENT OF TERMINATION OF EMPLOYMENT.................................67
            5.07   TIME AND MANNER OF PAYMENT.............................................................68
            5.08   TRANSITIONAL RULE......................................................................72
            5.09   LIMITATION ON DISTRIBUTION DUE TO QUALIFIED DOMESTIC
                   RELATIONS ORDER........................................................................72
            5.10   WITHDRAWAL FOR SERIOUS FINANCIAL HARDSHIP..............................................72

ARTICLE VI.                     DISTRIBUTIONS OF BENEFITS ACCRUED PRIOR TO
                                JANUARY 1, 1995...........................................................74
            6.01   RETIREMENT.............................................................................74
            6.02   DETERMINATION OF BENEFITS UPON DEATH...................................................75
            6.03   DISTRIBUTION OF BENEFITS UPON DEATH....................................................76
            6.04   PROOF OF DEATH.........................................................................79
            6.05   DETERMINATION OF BENEFITS IN THE EVENT OF
                   DISABILITY.............................................................................80
                   6.06  DETERMINATION OF BENEFITS UPON TERMINATION.......................................80
            6.07   TIME AND MANNER OF PAYMENT.............................................................80
            6.08   TRANSITIONAL RULE......................................................................86
            6.09   LIMITATION ON DISTRIBUTION DUE TO QUALIFIED DOMESTIC
                   RELATIONS ORDER........................................................................87
            6.10   WITHDRAWAL FOR SERIOUS FINANCIAL HARDSHIP..............................................87

ARTICLE VII.                    TOP HEAVY PROVISIONS......................................................89
            7.01   TOP HEAVY PLAN REQUIREMENTS............................................................89
            7.02   DETERMINATION OF TOP HEAVY STATUS......................................................89

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
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
ARTICLE VIII.                   TRUST FUND AND TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . 94
            8.01   ESTABLISHMENT AND ACCEPTANCE OF TRUST. . . . . . . . . . . . . . . . . . . . . . . . . 94
            8.02   RESPONSIBILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .94
            8.03   APPOINTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
            8.04   POWERS OF TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
            8.05   SCOPE OF TRUSTEE'S AUTHORITY AND VOTING. . . . . . . . . . . . . . . . . . . . . . . . 99
            8.06   PAYMENTS FROM THE TRUST FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
            8.07   COMMINGLED FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
            8.08   PAYMENT OF COMPENSATION, EXPENSES, AND TAXES. . . . . . . . . . . . . . . . . . . . . 100
            8.09   ACCOUNTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
            8.10   COMMUNICATION FROM EMPLOYER AND PLAN
                   ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .101
            8.11   INSURANCE AND BONDING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
            8.12   LIABILITY FOR BREACH OF CO-FIDUCIARY. . . . . . . . . . . . . . . . . . . . . . . . . 102
            8.13   PROHIBITED TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .103
            8.14   DISQUALIFICATION FROM FIDUCIARY SERVICE . . . . . . . . . . . . . . . . . . . . . . . 103
            8.15   REMOVAL, RESIGNATION, AND APPOINTMENT OF A SUCCESSOR TRUSTEE. . . . . . . . . . . . . 103


ARTICLE IX.                      CLAIMS PROCEDURE AND PLAN ADMINISTRATION . . . . . . . . . . . . . . . .104
            9.01   DETERMINATION OF ELIGIBILITY AND CLAIM FOR BENEFITS . . . . . . . . . . . . .  . . . .104
            9.02   REVIEW PROCEDURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
            9.03   DESIGNATION OF PLAN ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . . . . .106
            9.04   RESIGNATION AND REMOVAL OF PLAN ADMINISTRATOR;
                   APPOINTMENT OF SUCCESSOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .106
            9.05   ALLOCATION AND DELEGATION OF RESPONSIBILITIES . . . . . . . . . . . . . . . . . . . . 107
            9.06   DUTIES AND RESPONSIBILITY OF PLAN ADMINISTRATOR . . . . . . . . . . . . . . . . . . . 107
            9.07   INVESTMENT ADVISERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 109
            9.08   EXPENSES AND COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .111
            9.09   INFORMATION FROM EMPLOYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 111

ARTICLE X.                      AMENDMENT AND TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . 112
           10.01   AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 112
           10.02   TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . .113
           10.03   MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 113

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ARTICLE XI.                     GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .114
           11.01   PARTICIPANTS' RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
           11.02   NONALIENATION OF BENEFIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114
           11.03   DELEGATION OF AUTHORITY BY EMPLOYER. . . . . . . . . . . . . . . . . . . . . . . . .  115
           11.04   EXERCISE OF DISCRETION BY CORPORATE TRUSTEE. . . . . . . . . . . . . . . . . . . . . .115
           11.05   CONTROL OF TRADES OR BUSINESSES BY OWNER-EMPLOYEE. . . . . . . . . . . . . . . . . . .116
           11.06   CONSTRUCTION OF AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .117
           11.07   GENDER, NUMBER, AND HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .117
           11.08   QUALIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .117
           11.09   PROHIBITION OF DIVERSION OF FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . . .118
           11.10   ROLLOVERS AND TRANSFERS FROM QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . . . 119
           11.11   PORTABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .121

                   PLEASANT COMPANY RETIREMENT SAVINGS PLAN
                              AND TRUST AGREEMENT

     PLEASANT COMPANY, a Wisconsin corporation, hereinafter referred to as "Employer", hereby amends and restates its 401(K) Profit Sharing Plan heretofore adopted effective January 1, 1989, with such amendment and restatement effective January 1, 1995 unless otherwise provided herein.

                                  WITNESSETH:

     WHEREAS, the Employer desires to promote in its employees a strong interest in the successful operation of its business and to provide an opportunity for an accumulation of funds for their retirement and financial security; and

     WHEREAS, to attain that end, the Employer heretofore formulated a 401(k) Profit Sharing Plan and now desires to amend and restate said 401(k) Profit Sharing Plan as is more particularly set forth hereafter.

     WHEREAS, the amendment and restatement embodied herein has been approved by the Board of Directors of the Employer.

     NOW, THEREFORE, the Employer hereby constitutes, establishes, and adopts the following Profit Sharing Plan, and the Employer and Trustee agree to the following provisions:

                                   ARTICLE I.
                                  DEFINITIONS

     1.01 "Accrued Benefit" shall mean the value of a Participant's individual accounts which are derived from Employer contributions and Employee contributions, if any, to this Plan.

     If a portion of the Participant's individual accounts is invested in separate savings or time instruments or other segregated assets, the value of that portion is the value of those instruments or other segregated assets at the date of distribution less any applicable liquidation fees or penalties.

     If a portion of the Participant's individual accounts is invested in non-segregated investments, the value of that portion is the balance of that portion as of the Valuation Date coinciding with or immediately preceding the date of distribution. However, the value of the individual account shall be increased to reflect that Participant's share of any contribution made after that Valuation Date and shall be decreased to reflect any distribution made to the Participant after that Valuation Date.

     1.02 "Aggregation Group" shall mean a Required Aggregation Group or a Permissive Aggregation Group as defined in Section 7.02(D).

     1.03 "Aggregate Account" shall mean, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of
Section 7.02 (Determination of Top-Heavy Status).

     1.04 "Agreement" shall mean this instrument and any amendments or supplements thereto.

     1.05 "Alternate Payee" shall mean any spouse, former spouse, child, or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

     1.06 "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee or an estate, to whom a deceased Participant's account is payable as provided in the Plan subject to the provisions of Articles V and VI. For the purposes of determining whether the Plan is a top heavy Plan, a beneficiary
                                      2.

of a deceased Participant shall be considered as a Key Employee if the Participant was a Key Employee or a Non-Key Employee if the Participant was a Non-Key Employee.

     1.07 "Break in Service" and "One-Year Break in Service" shall mean a Plan Year during which an Employee has not completed more than five hundred (500) Hours of Service. An Employee shall not incur a One-Year Break in Service for the Plan Year in which he or she becomes a Participant, dies, retires or suffers Total and Permanent Disability. Further, solely for the purpose of determining whether a Participant has incurred a One-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence".

     For purposes of this definition, an "authorized leave of absence" shall mean an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

     For purposes of this definition, a "maternity or paternity leave of absence" shall mean, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child during a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefore is necessary to prevent the Employee from incurring a One-Year Break in Service, or, in any other case, in the immediately following computation period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for such absence, or, in any case in which the Plan Administrator is unable to determine such hours normally credited, eight
(8) Hours of Service per day.  The total Hours of

                                      3.

Service required to be credited for a "maternity or paternity leave of absence" shall not exceed five hundred one (501).

     For purposes of Section 2.02, the period for calculating a Break in Service begins on the employment date and each anniversary thereafter.

     1.08 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.09 "Compensation" shall mean all of each Participant's compensation as that term is defined in Code Section 415(c)(3) and Regulation Section 1.414(s)- 1(c)(3). For any self-employed individual covered under the Plan, compensation will mean earned income. Compensation shall include only that compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the Plan Year. In all cases, compensation shall include only Compensation paid while a Participant.

     For purposes of this Section, the determination of Compensation shall be made by:
          (a) excluding (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation and welfare benefits.
          (b) including amounts which are contributed by the Employer pursuant to a salary deferral agreement and which are not includable in the gross income of the Employee under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

     For Plan Years beginning on or after January 1, 1989, the annual compensation of each Participant taken into account under the Plan for any year shall not exceed Two Hundred Thousand Dollars ($200,000.00), as adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d). In

                                      4.

determining the compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this
Plan to the limitation under Code Section    401(a)(17) shall mean the OBRA '93
annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual

                                      5.

compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     1.10 "Deferred Compensation" shall mean the amount of a Participant's total Compensation which has been contributed to the Plan in accordance with the Participant's deferral election pursuant to Section 3.02 excluding any such amounts distributed as excess "annual additions" pursuant to Section 3.11.

     1.11 "Determination Date" shall mean the last day of the preceding Plan Year, or in the case of the first Plan Year, the last day of such Plan Year.

     1.12 "Early Retirement Date": the Plan does not provide for an early retirement date.

     1.13 "Elective Contribution" shall mean the Employer's contributions to the Plan of Deferred Compensation excluding any such amounts distributed as excess "annual additions" pursuant to Section 3.11. In addition, any Employer Qualified Non-Elective Contribution made pursuant to Section 3.06 shall be considered an Elective Contribution for purposes of the Plan. Any such contributions deemed to be Elective Contributions shall be subject to the requirements of Sections 3.02(B) and (C) and shall further be required to satisfy the discrimination requirements of Regulation 1.401(k)-1(b)(5), the provisions of which are specifically incorporated herein by reference.

     1.14 "Eligible Employee" shall mean any Employee, other than a Leased Employee, who has satisfied the provisions of Section 2.01. Notwithstanding the foregoing, Leased Employees shall be Eligible Employees if exclusion of such Leased Employees shall cause the Plan to fail to meet any participation or other qualification requirements pursuant to Code Section 401(a).

                                      6.

     1.15 "Employee" shall mean any person who is employed by the Employer, including any self-employed individuals and all employees of any employer aggregated with the Employer under Code Sections 414(b), (c) or (m), and any individuals required to be considered Employees of any such Employer under Code
Section 414(n) or under regulations under Code Section 414(o). A person who is an active member of a collective bargaining unit represented by a labor organization with an agreement which the Secretary of Labor would find to be a collective bargaining agreement shall be deemed not to be an Employee hereunder if retirement benefits were the subject of good faith bargaining between the labor organization and the Employer. A person who is a non-resident alien and who receives no earned income (within the meaning of Code Section 991(d)(2)) from the Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)).

     1.16 "Employee Retirement Income Security Act of 1974" (hereinafter "ERISA") shall mean the federal legislation of September 2, 1974, all amendments thereto, and all federal regulations promulgated pursuant thereto.

     1.17 "Employer" shall mean PLEASANT COMPANY and any successor who by merger, consolidation, purchase or otherwise, assumes the obligations of the Plan. A partnership is considered to be the Employer of each of the partners and a sole proprietorship to be the Employer of a sole proprietor.

     1.18 "Employer Contribution" shall mean the amount contributed by the Employer each year pursuant to Article III.

     1.19 "Employer Contribution Account" shall mean an account established for a Participant's share of the Employer's contribution pursuant to Article IV.

                                      7.

     1.20 "Entry Date" shall mean the Effective Date and each date thereafter specified in Section 2.01 as of which an Employee may become a Participant.

     1.21 "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of the aggregate amount of the Employer matching contributions made pursuant to Section 3.01(B) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 3.07(C) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of
Section 3.07(A).

     1.22 "Excess Contributions" shall mean, with respect to a Plan Year, the excess of Elective Contributions made on behalf of Highly Compensated Participants for the Plan Year over the maximum amount of such contributions permitted under Section 3.05(A). Excess contributions shall be treated as an "annual addition" pursuant to Section 3.09.

     1.23 "Excess Deferred Compensation" means, with respect to any taxable year of a Participant, the excess of the aggregate amount of such Participant's Deferred Compensation and the elective deferrals pursuant to Section 3.02(F) actually made on behalf of such Participant for such taxable year, over the dollar limitation provided for in Code Section 402(g), which is incorporated herein by reference. Excess Deferred Compensation shall be treated as an "annual addition" pursuant to Section 3.09 when contributed to the Plan unless distributed to the affected Participant no later than the first April 15th following the close of the Participant's taxable year. Additionally, for purposes of Sections 7.02 and 3.04(G), Excess Deferred Compensation shall continue to be treated as Employer contributions even if distributed pursuant to
Section 3.02(F). However, Excess Deferred Compensation of Non-Highly Compensated Participants is not taken into account for purposes of Section

                                      8.

3.05(A) to the extent such Excess Deferred Compensation occurs pursuant to
Section 3.02(D).

     1.24 "Family Member" shall mean, with respect to an Employee, such Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

     1.25 "Fiscal Year" shall mean the twelve (12) month period January 1 through December 31.

     1.26  "Forfeiture": the Plan does not provide for forfeitures.

     1.27 "Former Participant" shall mean a person who has been a Participant, but who has ceased to be a Participant for any reason.

     1.28 "414(s) Compensation" with respect to any Participant shall mean such Participant's "415 Compensation" paid during a Plan Year. The amount of "414(s) compensation with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year, except that "414(s) Compensation" shall only be recognized for that portion of the Plan Year during which an Employee was a Participant in the Plan.

     For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457, and Employee contributions described in Code
Section 414(h)(2) that are treated as Employer contributions.

     "414(s) Compensation" in excess of $200,000 shall be disregarded. Such amount shall be adjusted at the same time and in such manner as permitted under Code Section 415(d), except

                                      9.

that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990. For any short Plan Year the "414(s) Compensation" limit shall be an amount equal to the "414(s) Compensation" limit for the calendar year in which the Plan Year begins multiplied by the ratio obtained by dividing the number of full months in the short Plan Year by twelve (12). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limits. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision.

                                      10.

     If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     If, in connection with the adoption of this amendment and restatement, the definition of "414(s) Compensation" has been modified, then, for Plan Years prior to the Plan Year which includes the adoption date of this amendment and restatement, "414(s) Compensation" means compensation determined pursuant to the Plan then in effect.

     1.29 "415 Compensation" shall mean compensation as defined in Section 3.09(D).

      1.30 "Highly Compensated Employee" shall mean Highly Compensated Active Employees and Highly Compensated Former Employees.

     A Highly Compensated Active Employee includes any Employee who performs services for the Employer during the determination year and who, during the look-back year: (i) received compensation from the Employer in excess of Seventy-Five Thousand Dollars ($75,000.00) (as adjusted pursuant to Code Section 415(d)); (ii) received compensation from the Employer in excess of Fifty Thousand Dollars ($50,000.00) (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under Code Section 415(b)(1)(A). The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the

                                      11.

term "look-back year" and the Employee is one of the one hundred (100) Employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are five percent (5%) owners at any time during the look-back year or determination year.

     If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

     For this purpose, the determination year shall be the Plan Year.   The
look-back year shall be the twelve-month period immediately preceding the determination year.

     A Highly Compensated Former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a Highly Compensated Active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

     If an Employee is, during a determination year or look-back year, a Family Member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and five percent (5%) owner or top-ten Highly Compensated Employee.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one hundred (100)

                                      12.

Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and regulations thereunder. The top paid group shall be the top twenty percent (20%) of employees when ranked on the basis of Compensation during the Plan Year, excluding those Employees allowed to be excluded under Code Section 414(q)(8). Compensation shall mean Code Section 415(c)(3) Compensation determined without regard to Code Sections 125, 402(a)(8), 402(h)(1)(B) and 403(b) as they relate to salary deferral or salary reduction contributions.

     Code Sections 414(b), (c), (m), (n) and (o) shall be applied before the application of this Section.

     1.31 "Highly Compensated Participant" shall mean any Highly Compensated Employee who is eligible to participate in the Plan.

     1.32 "Hour of Service" shall mean each hour (i) for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period; or (ii) for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence. However, non-hourly Employees may be credited with forty-five (45) Hours of Service per week for weeks in which the Employee would be credited with Hours of Service for purposes of eligibility, vesting, benefit accrual, or Breaks in Service. Notwithstanding the preceding sentence, no more than five hundred one
(501) Hours of Service shall be credited under clause (ii) above to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period).
Hours of Service credited for periods during which the Employee performs no duties shall be credited in

                                      13.

accordance with Department of Labor Regulations, Sections 2530.200b-2(b) and
(c). In addition thereto, to the extent an Employee is not otherwise credited with an Hour of Service in accordance with the provisions of this paragraph, an Employee shall be entitled to be credited with an Hour of Service in the year earned, for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. All questions of interpretation of "Hour of Service" are to be settled in the Employee's favor.

     1.33 "Investment Adviser" shall mean any person or persons, organization, partnership or corporation appointed as provided in Section 9.07. The Investment Adviser shall either be registered as an investment adviser under the Investment Advisers Act of 1940; or it shall be a bank as defined in said Act; or it shall be an insurance company qualified under the laws of one or more states to perform services consisting of the management, acquisition or disposition of any assets of the Plan.

     1.34 "Key Employee" shall mean any Participant as defined in Code Section 416(i) and the regulations thereunder. Generally, Key Employee shall mean any Participant or Former Participant (and each of his or her beneficiaries) who, at any time during the Plan Year or any of the preceding four (4) Plan Years has been included in any one of the following categories:

     (A) An officer of the Employer (as that term is defined within the meaning of the regulations under Code Section 416) having "415 Compensation" for the Plan Year greater than fifty percent (50%) of the amount in effect under Code
Section 415(b)(1)(A) for such Plan Year. Only those Employers which are incorporated shall be considered as having officers.

     (B) One of the ten (10) Employees having annual "415 Compensation" from the Employer of more than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or

                                      14.

considered as owning within the meaning of Code Section 318) both more than one-half percent (0.5%) interest and the largest interests in all employers required to be aggregated under Code Sections 414(b), (c), and (m).
     (C) A "five percent owner" of the Employer. "Five percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code
Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.
     (D) A "one percent owner" of the Employer having an annual "415 Compensation" as defined in Section 3.09(D) from the Employer of more than One Hundred Fifty Thousand Dollars ($150,000.00). "One percent owner" shall mean any person who owns (or is considered as owning within the meaning of Code
Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and
(m) shall be treated as separate employers. However, in determining whether an individual has "415 Compensation" of more than One Hundred Fifty Thousand Dollars ($150,000.00), Compensation from each employer required to be aggregated under Code Sections 414(b),(c) and (m) shall be taken into account.

                                      15.

      1.35 "Leased Employee" shall mean any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

      A leased employee shall not be considered an employee of the recipient if:
(1) such employee is covered by a money purchase pension plan providing: (i) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), (ii) immediate participation, and (iii) full and immediate vesting; and
(2) leased employees do not constitute more than twenty percent (20%) of the recipient's nonhighly compensated workforce.

      1.36  "Limitation Year" shall mean the Plan Year.

      1.37 "Non-Elective Contribution" shall mean the Employer's contributions to the Plan excluding, however, contributions made pursuant to the Participant's deferral election provided for in Section 3.02 and any Qualified Non-Elective Contribution.

      1.38 "Non-Highly Compensated Employee" shall mean any Employee who is neither a Highly Compensated Employee or a Family Member.

                                      16.

      1.39 "Non-Highly Compensated Participant" shall mean any Participant who is neither a Highly Compensated Employee nor a Family Member.

      1.40  "Non-Key Employee" shall mean any Employee who is not a Key
Employee.

      1.41 "Normal Retirement Age" shall mean age Sixty Five (65). If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in this Section.

      1.42 "Normal Retirement Date" shall mean the first day of the calendar month next following the date the Participant attains Normal Retirement Age.

      1.43 "Owner-Employee" shall mean a sole proprietor who owns the entire interest in the Employer or a partner who owns more than ten percent (10%) of either the capital interest or the profits interest in the Employer and who receives income for personal services from the Employer. For purposes of this Plan, an Owner-Employee shall be considered an Employee.

      1.44 "Participant" shall mean any Employee who becomes a Participant in the Plan in accordance with the provisions of Article II and shall include any former Employee who is receiving or is eligible to receive benefits under the Plan.

      1.45 "Participant's Account" shall mean the account established and maintained by the Plan Administrator for each Participant with respect to his or her total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions.

     A separate account shall be maintained with respect to that portion of the Participant's Account attributable to Employer

                                      17.

matching contributions made pursuant to Section 3.01(B) and Employer discretionary contributions made pursuant to Section 3.01(C).

     1.46 "Participant's Combined Account" shall mean the total aggregate amount of each Participant's Elective Account and Participant's Account.

     1.47 "Participant's Elective Account" shall mean the account established and maintained by the Plan Administrator for each Participant with respect to his or her total interest in the Plan and Trust resulting from the Employer's Elective Contributions. A separate accounting shall be maintained with respect to that portion of the Participant's Elective Account attributable to Elective Contributions pursuant to Section 3.02 and any Employer Qualified Non-Elective Contributions.

     1.48 "Plan" shall mean the Plan and Trust Agreement embodied in this instrument and any amendments or supplements thereto and shall be known as the PLEASANT COMPANY RETIREMENT SAVINGS PLAN AND TRUST AGREEMENT.

     1.49 "Plan Administrator" shall mean the Employer or such other person as shall be named by the Employer pursuant to Section 9.03 to administer the Plan on behalf of the Employer. The Plan Administrator shall be responsible for compliance with the provisions of ERISA.

     1.50 "Plan Year" shall mean the twelve (12) consecutive month period January 1 through December 31.

     1.51 "Qualified Non-Elective Contribution" shall mean the Employer's contributions to the Plan that are made pursuant to Section 3.06. Such contributions shall be considered an Elective

                                      18.

Contribution for the purposes of the Plan and used to satisfy the "Actual Deferral Percentage" tests.

     In addition, the Employer's contributions to the Plan that are made pursuant to Section 3.08(H) which are used to satisfy the "Actual Contribution Percentage" tests shall be considered Qualified Non-Elective Contributions and be subject to the provisions of Sections 3.02(B) and 3.02(C).

     1.52 "Related Employers" shall mean all employers who are members of a controlled group of corporations (as defined in Code Section 414(b)), commonly controlled trades or businesses (as defined in Code Section 414(c)), or affiliated service groups (as defined in Code Section 414(m)) or other group as determined pursuant to Code Section 414(o), of which the Employer is a member.

     1.53 "Rollover Contribution" shall mean any rollover amount or rollover contribution as defined in Code Sections 402(a)(5) 403(a)(4) (relating to certain lump sum distributions from an employer trust or employee annuity plan) or Code Section 408(d)(3)(A)(ii) (relating to certain distributions from an individual retirement account or individual retirement annuity). Amounts transferred directly from another qualified plan or individual retirement account pursuant to Section 11.10 shall be considered as Rollover Contributions.

     1.54 "Self-Employed Individual" shall mean any individual (including Owner-Employees) who receives earned income from an unincorporated Employer (or who would have received such but for the fact that the trade or business carried on by such Employer did not have net profits for the taxable year). For purposes of the Plan, a Self-Employed Individual shall be considered to be an Employee.

                                      19.

     1.55 "Shareholder-Employee" shall mean an Employee who owns, or is considered to own within the meaning of Code Section 318(a)(1), more than five percent (5%) of the outstanding stock of the Employer where the Employer is a Subchapter S corporation.

     1.56 "Super Top Heavy Plan" shall mean, for Plan Years commencing after December 31, 1983, that, as of the Determination Date, (i) the present value of Accrued Benefits of Key Employees, and (ii) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the present value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

     1.57 "Taxable Wage Base" or "Maximum Taxable Wage Base" shall mean, with respect to any taxable year, the maximum amount of earnings which may be considered wages for such year under Code Section 3121(a)(1), as in effect at the beginning of the Plan Year.

     1.58 "Termination of Employment" shall mean the cessation of an individual's status as an Employee of the Employer for any reason other than the death of such Employee. An Employee who does not return to work for the Employer on or before the expiration of an authorized leave of absence from such Employer shall be deemed to have incurred a Termination of Employment when such leave ends.

     1.59  "Top Heavy Plan" shall mean, for Plan Years commencing after
December 31, 1983, that, as of the Determination Date, (i) the present value of Accrued Benefits of Key Employees, and (ii) the sum of the Aggregate Accounts of Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the present value of Accrued Benefits and the Aggregate

                                      20.

Accounts of all Participants under this Plan and any plan of an Aggregation
Group.

     1.60 "Top Heavy Plan Year" shall mean any Plan Year commencing after December 31, 1983, during which the Plan is a Top Heavy Plan.

     1.61 "Trust" shall mean the Trust, the terms of which are contained in this instrument and any amendments or supplements thereto.

     1.62 "Trust Fund" or "Fund" shall mean and include all cash, securities, contracts, and other property, real, personal, or mixed at any time and from time to time held by the Trustees without distinguishing between principal and income.

     1.63 "Trustee" or "Trustees" shall mean the individual, individuals, or entity appointed pursuant to Section 8.03 who accepts such appointment in writing, and any duly appointed successor trustee as provided in Section 8.15. Trustee shall mean "custodian" in the event the individual or entity named as Trustee does not have full trust powers.

     1.64 "Valuation Date" shall mean the last day of the Plan Year and any such other date designated by the Plan Administrator which is selected in a uniform and nondiscriminatory manner when the assets of the Fund are valued at their then fair market value.

     1.65 "Year of Credited Service" shall mean any Plan Year or part thereof, whether or not the Employee was as yet a Participant under the Plan, in which the Employee has at least one thousand (1,000) Hours of Service with the Employer. Years of Credited Service with any corporation, trade or business which is a member of a controlled group of corporations or under common

                                      21.

control (as defined by Internal Revenue Code Sections 414(b) and 414(c)) or is a member of an affiliated service group (as defined by Code Section 414(m)) or other group as determined pursuant to Code Section 414(o), shall be recognized. If the plan herein is a plan of a predecessor employer, service for such predecessor shall be treated as service for the Employer; if the plan herein is not a plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer only to the extent required under treasury regulations.

      1.66 "Year of Participation" shall mean any Plan Year in which a Participant has at least one thousand (1,000) Hours of Service with the Employer.

      1.67 "Year of Service" shall mean the twelve (12) month period during which the Employee completes not less than one thousand (1,000) Hours of Service. Such twelve (12) month period shall begin with the date the Employee commences employment and, in the event that an Employee does not complete one thousand (1,000) Hours of Service during the initial twelve (12) month period, computation shall then be made by reference to the first day of the Plan Year which began after the individual was first employed or any subsequent Plan Year during which the Employee completes not less than one thousand (1,000) Hours of Service. A Year of Service for continued eligibility to participate in the Plan shall be based upon the Plan Year which includes the last day of the eligibility computation period in which the Employee first completed the service requirement for participation in the Plan. Years of Service with any corporation, trade or business which is a member of a controlled group of corporations or under common control (as defined by Code Sections 414(b) and 414(c)), or is a member of an affiliated service group (as defined by Code Section 414(m)), or is required to be aggregated under Code Section 414(o), shall be recognized. If the plan herein is a plan of a predecessor employer, service for such predecessor

                                      22.

shall be treated as service for the Employer; if the plan herein is not a plan maintained by a predecessor employer, service for such predecessor shall be treated as service for the Employer only to the extent required under treasury regulations. Years of Service and Breaks in Service will be measured on the same eligibility computation period.


                                  ARTICLE II.

                         ELIGIBILITY AND PARTICIPATION

     2.01 ELIGIBILITY.

     (A)  For those employed on or before June 30, 1995.  Any Employee shall
          ---------------------------------------------
become a Participant upon both attaining age 21 and working at least 500 Hours of Service during the 6-month period following his or her first day of employment. Any Employee who does not complete 500 Hours of Service during the 6-month period following his or her first day of employment must thereafter complete 1,000 Hours of Service during a Plan Year, whether such Plan Year be the one in which the Employee's first 6-month period of employment ends or a subsequent Plan Year. An Employee shall become a Participant in either case on the Entry Date first succeeding satisfaction of both the age and service requirements. The Entry Dates are January 1 and July 1 of each year. Provided, however, that any Employee normally scheduled to work at least 20 hours per week who satisfies the age requirement on or before January 1, 1989, and is still employed on that date, shall become a Participant on January 1, 1989.
    (B) For those employed on or after July 1, 1995.    Any Eligible Employee
         -------------------------------------------
shall be eligible to participate in this Plan after the Employee completes one
(1) Year of Service and has attained the age of twenty-one (21). Any Employee who becomes eligible to participate in this Plan shall commence participation in the Plan, if he or she is not separated from the service of the Employer, on the earlier of the first day of the Plan Year

                                      23.

beginning after the Employee has satisfied the minimum age and service requirements of this Section or the first day of the seventh month of such Plan Year coinciding with or next following the date such Employee met the eligibility requirements of this section. The entry dates for this Plan are January 1 and July 1. Temporary absence of the Employee due to vacation, sickness, medical leave of absence for no longer than twelve (12) months, strike or seasonal lay-off for less than one (1) year shall not constitute a separation from the service of the Employer for the purposes of commencing participation. The foregoing notwithstanding, for purposes of determining the amount and allocation of the Employer Contributions for any Plan Year, "Compensation" shall include only Compensation paid while an Employee is a Participant of the Plan, with the commencement of participation to be as provided in this Section.
     (C) Each Employee who was a Participant of the Plan prior to this Amendment and Restatement shall continue as a Participant of this Plan.

      2.02 ELIGIBILITY BREAK IN SERVICE RULES. For purposes of determining an Employee's eligibility for participation in the Plan, Years of Service with the Employer shall be taken into account subject to the following provisions:
     (A) Plans with Immediate Full Vesting.  If an Employee has at least a One-
         ---------------------------------
Year Break in Service, and if the Employee has not satisfied the length of service requirement before the break in service, then service before the break shall not be taken into account.
     (B) Vested Participants.  If an Employee has at least a One-Year Break in
         -------------------
Service, then service before such break shall not be taken into account until the completion of one (1) Year of Service after such Employee's return. However, if the length of service requirement is less than one (1) Year of Service the Employee shall be eligible to participate upon completion of the length of service requirement after the reemployment date.

                                      24.

Participation shall be retroactive to the reemployment commencement date.

     (C) Non-Vested Employees.  If an Employee has at least a One-Year Break in
         --------------------
Service and has no vested percentage in such Employee's Accrued Benefit derived from Employer contributions, or if such Employee was never a Participant in the Plan, then Years of Service before such break shall not be taken into account if the number of consecutive One-Year Breaks in Service equals or exceeds the greater of five (5) years or the aggregate number of Years of Service before the break. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service. If service before such break is required to be taken into account under this paragraph (C), such service before such break shall not be taken into account until the completion of one (1) Year of Service after such Employee's return to employment with the Employer. Participation shall be retroactive to the reemployment commencement date.

     For purposes of applying paragraphs (B) and (C), a Year of Service shall commence on an Employee's reemployment commencement date and, if necessary, shall include Plan Years beginning with the Plan Year which includes the first anniversary of the reemployment commencement date.

      2.03 EFFECT OF LEAVE OF ABSENCE. A leave of absence authorized by the Employer shall not be deemed a Break in Service. An Employee upon such authorized leave on the last day of the Plan Year shall be considered employed by the Employer. Any Employee who leaves the actual service of the Employer to enter the Armed Forces of the United States of America during a period of national emergency or enters such Armed Forces at any time through the operation of a compulsory military service law shall be deemed on a leave of absence authorized by the Employer during the period of his or her service in such Armed

                                      25.

Forces and during any period after release or discharge from such Armed Forces while such Employee's reemployment rights are guaranteed by law. In connection with the company's leave of absence policy, all Employees will be treated alike in similar circumstances. No period of lay-off shall continue to be an authorized leave of absence after a period of one (1) year.

      2.04 TRANSFER TO ELIGIBLE CLASS OR REINSTATEMENT OF INELIGIBLE PARTICIPANT. In the event an Employee becomes ineligible to participate under
Section 2.01 because he or she is no longer a member of an eligible class of Employees, but has not incurred a break in service, such Employee shall participate immediately upon his or her return to an eligible class of Employees. If such Employee incurs a break in service, his or her eligibility to participate shall be determined by Section 2.02.

      In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the service requirement and would have previously become a Participant had he or she been in the eligible class.

      2.05 DETERMINATION OF ELIGIBILITY. The Plan Administrator shall determine the eligibility of each Employee for participation in the Plan. Such determination shall be conclusive and binding upon all persons except as otherwise provided herein or by law.

      2.06 MANNER OF BECOMING A PARTICIPANT. The Plan Administrator shall notify each Employee who becomes eligible to participate under this Plan and shall furnish any application form, enrollment forms or other documents which are required of Participants. The Employee shall execute such forms or documents and make available such information as may be required in the administration of the Plan. Such Employee must perform all acts

                                      26.

required within thirty (30) days of the date on which he or she is notified of his or her eligibility.

     All Participants shall be bound by the terms of the Plan, including all amendments made in the manner authorized herein. Participants shall also be entitled to all of the rights and privileges afforded under the Plan, including those specifically granted by ERISA.

     2.07 OMISSION OF ELIGIBLE EMPLOYEE

          If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to the Employee had he or she not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

     2.08 INCLUSION OF INELIGIBLE EMPLOYEE

          If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution.

     2.09 ELECTION NOT TO PARTICIPATE

          An Employee may, subject to the approval of the Employer, elect voluntarily not to participate in the Plan. The election not to participate must be communicated to the Employer, in writing, at least thirty (30) days before the beginning of a Plan Year.

                                      27.

                                  ARTICLE III.

                         CONTRIBUTIONS AND ALLOCATIONS

      3.01  CONTRIBUTIONS BY THE EMPLOYER.
          For each Plan Year, the Employer shall contribute to the Plan:

          (A) The amount of the total salary reduction elections of all Participants made pursuant to Section 3.02(A), which amount shall be deemed an Employer's Elective Contribution.
          (B) On behalf of each Participant who is eligible to share in matching contributions for the Plan Year, a discretionary matching contribution equal to a percentage of each such Participant's Deferred Compensation, the exact percentage to be determined each year by the Employer, which amount shall be deemed an Employer' Non-Elective Contribution.
          (C) A discretionary amount, which amount shall be deemed an Employer's Non-Elective Contribution. Subject to the right of the Employer to alter, amend, or terminate the Plan, the Employer shall make a contribution to the Trust Fund in an amount to be determined by resolution of the Board of Directors of the Employer on or before the last day of the Fiscal Year of the Employer or such other time as may be appropriate. The Employer's determination of such contribution shall be binding upon all Participants and the Employer. In the event that the Board of Directors of the Employer shall not determine that any amount is to be contributed to the Plan, the Employer shall be under no obligation to make any contribution.
          (D) Notwithstanding the foregoing, however, the Employer's contributions for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of the Code
     Section 404.  All

                                      28.

     contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.
          (E) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds the amount which is deductible under Code Section 404.

     3.02  PARTICIPANT'S SALARY REDUCTION ELECTION
          (A) Each Participant may elect to defer his or her compensation which would have been received in the Plan Year, but for the deferral election, by up to Fifteen Percent (15%). A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election.
          The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.
          (B) The balance in each Participant's Elective Account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.
          (C) Amounts held in the Participant's Elective Account may not be distributable earlier than:
               (1) a Participant's termination of employment, Total and Permanent Disability, or death;
               (2) a Participant's attainment of age 59  1/2;
               (3) the termination of the Plan without the establishment or existence of a "successor plan", as that term is described in Regulation 1.401(k)-1(d)(3);
               (4) the date of disposition by the Employer to an entity that is not a Related Employer of substantially all of the assets (within the meaning of Code Section 409(d)(2) used in a trade or business of such corporation if such corporation continues to maintain

                                      29.

          this Plan after the disposition with respect to a Participant who continues employment with the corporation acquiring such assets;
               (5) the date of disposition by the Employer or a Related Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not a Related Employer but only with respect to a Participant who continues employment with such subsidiary; or
               (6) the proven financial hardship of a Participant, subject to the limitations of Sections 5.10 and 6.10.
          (D) For each Plan Year beginning after December 31, 1987, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Plan Administrator of such excess amount which shall be distributed in a manner consistent with Section 3.02(F). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.
          (E) In the event a Participant has received a hardship distribution from his or her participant's Elective Account pursuant to Sections 5.10 or
     6.10 or pursuant to Regulation 1.401(k)-1(d)(2)(iv)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his or her behalf for a period of Twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year

                                      30.

     following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to the Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.
          (F) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D)), a deferred compensation plan under Code Section 457, or a trust described in Code Section 501(c)(18) cumulatively exceed the limitation imposed by Code Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Plan Administrator in writing of such excess and request that his or her Deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Plan Administrator may direct the Trustee to distribute such excess amount (and any income allocable to such excess amount) to the Participant no later than the first April 15th following the close of the Participant's taxable year. Distributions in accordance with this paragraph may be made for any taxable year of the Participant which begins after December 31, 1986. Any distribution of less than the entire amount of Excess Deferred Compensation and income shall be treated as a pro rata distribution of Excess Deferred Compensation and income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the

                                      31.

     last day of the Participant's taxable year must satisfy each of the following conditions:
               (1) the distribution must be made after the date on which the Plan received the Excess Deferred Compensation;
               (2) the Participant shall designate the distribution as Excess Deferred Compensation; and
               (3) the Plan must designate the distribution as a distribution of Excess Deferred Compensation.

          Any distribution made pursuant to this Section shall be made simultaneously from Deferred Compensation and matching contributions which
     relate to such Deferred Compensation.(G)   Notwithstanding Section 3.02(F)
     above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to
     Section 3.06(A) for the Plan Year beginning with or within the taxable year of the Participant.
          (G) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or his or her Beneficiary.
          (H) All amounts allocated to a Participant's Elective Account may be treated as a Directed Investment Account pursuant to Section 3.17.
          (I) Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 3.04 have been made.
          (J) The Employer and the Plan Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

                                      32.

           (1) A Participant may commence making elective deferrals to the Plan only after first satisfying the eligibility and participation requirements specified in Article II. However, the Participant must make his or her initial salary deferral election within a reasonable time, not to exceed thirty (30) days, after entering the Plan. If the Participant fails to make an initial salary deferral election within such time, then such Participant may thereafter make an election in accordance with the rules governing modifications. The Participant shall make such an election by entering into a written salary reduction agreement with the Employer and filing such agreement with the Plan Administrator. Such election shall initially be effective beginning with the pay period following the acceptance of the salary reduction agreement by the Plan Administrator, shall not have retroactive effect and shall remain in force until revoked.
               (2) A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Plan Administrator within a reasonable time before the pay period for which such modification is to be effective. However, modifications to a salary deferral election shall only be permitted semi-annually, during election periods established by the Plan Administrator. Any modification shall not have retroactive effect and shall remain in force until revoked.
               (3) A Participant may elect to prospectively revoke his or her salary reduction agreement in its entirety at any time during the Plan Year by providing the Plan Administrator with thirty (30) days written notice of such revocation (or upon such shorter notice period as may be acceptable to the Plan Administrator). Such revocation shall become effective as of the

                                      33.

          beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

      3.03 TIME OF PAYMENT OF CONTRIBUTIONS. The Employer shall pay the contribution for each Plan Year to the Trustees within the time prescribed by law, including any extension of time for the filing of a federal income tax return for such year or within such period as provided by the Internal Revenue Code of 1986 as amended.

      However, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Employer's general assets, but in any event within ninety (90) days from the date on which such amounts would otherwise have been payable to the Participant in cash. The provisions of Department of Labor regulations 2510.3-102 are incorporated herein by reference. Furthermore, any additional Employer contributions which are allocable to the Participant's Elective Account for a Plan Year shall be paid to the Plan no later than the twelve-month period immediately following the close of such Plan Year.

      3.04  ALLOCATION OF CONTRIBUTIONS AND EARNINGS.
      (A) The Plan Administrator shall establish and maintain an account in the name of each Participant to which the Plan Administrator shall credit all amounts allocated to each such Participant as set forth herein.
      (B) The Employer shall provide the Plan Administrator with all information required by the Plan Administrator to make a

                                      34.

proper allocation of the Employer's contributions for each Plan Year. Within a reasonable period of time after the date of receipt by the Plan Administrator of such information the Plan Administrator shall allocate such contributions as follows:

          (1) With respect to the Employer's Elective Contribution made pursuant to Section 3.01(A), to each Participant's Elective Account in an amount equal to each such Participant's Deferred Compensation for the year.

          (2) With respect to the Employer's Non-Elective Contribution made pursuant to Section 3.01(B), to each Participant's Account in accordance with Section 3.01(B). Only Participants who are actively employed on the last day of the Plan Year or whose employment terminated because of death or Total and Permanent Disability or after attainment of Normal Retirement Age shall be eligible to share in the matching contribution for the year.

          (3) With respect to the Employer's Non-Elective Contribution made pursuant to Section 3.01(C), to each Participant's account as follows:

          Step 1: Contributions and forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation bears to all Participants' total Compensation, but not in excess of 3% of each Participant's Compensation.

          Step 2: Any contributions and forfeitures remaining after the allocation in Step 1 will be allocated to each Participant's account in the ratio that each Participant's Compensation for the Plan Year in excess of the Integration Level bears to the excess compensation of all Participants, but not in excess of 3%.

          Step 3: Any contributions and forfeitures remaining after the allocation in Step 2 will be allocated to each Participant's account in the ratio that the sum of each Participant's total Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants' total Compensation and Compensation in excess of the

                                      35.

     Integration Level, but not in excess of the profit sharing maximum disparity rate.

          Step 4: Any remaining Employer contributions or forfeitures will be allocated to each Participant's account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participant's total Compensation for that year.

     The Integration Level shall be equal to the taxable wage base. The taxable wage base is the maximum amount of earnings which may be considered wages for a year under Section 3121(a)(1) of the Code in effect as of the beginning of the Plan Year.

     The maximum profit sharing disparity rate is equal to the difference between 3% and the greater of:

          (a)  5.7 percentage points; or

          (b) the percentage equal to the portion of the Code Section 3111(a) tax attributable to Old Age Insurance.

     Only Participants who have completed a Year of Service and who are actively employed on the last day of the Plan Year or whose employment terminated because of death or Total and Permanent Disability or after attainment of Normal Retirement Age shall be eligible to share in the contribution for the year. Notwithstanding the foregoing, Participants who have at least 500 Hours of Service shall receive an allocation if the Plan would otherwise fail to meet the participation and coverage requirements of Code Sections 401(a)(26) or 410(b) or any other applicable Code Sections.

     (C) For any Top Heavy Plan Year, Non-Key Employees not otherwise eligible to share in the allocation of contributions as provided above, shall receive the minimum allocation provided for in Section 3.04(G) if eligible pursuant to the provisions of Section 3.04(I).

     (D) The Trustee at such time as it may deem proper but not less frequently than upon the last day of each Plan Year shall adjust the balances and the accounts of all Participants upward or downward pro rata so that the total of such balances will

                                      36.

equal the net worth of the Trust Fund as of the last day of each Plan Year. Directed Investment Accounts, as provided in Section 3.17, shall receive all income earned and bear all expense or loss incurred, subject to uniform and nondiscriminatory procedures for determining income or loss of a Directed Investment Account in a manner which reasonably reflects investment directions relating to pooled investment and investment directions occurring during a valuation period. Participant Accounts other than Directed Investment Accounts shall be increased by Fifty Percent (50%) of the contributions, if any, allocated during the valuation period and decreased by the amounts, if any, charged against such accounts during the valuation period for reasonable administrative costs, insurance premiums, and the cash value of incidental benefit insurance contracts. The net income, gain or loss since the last Valuation Date shall then be allocated pro rata to the adjusted Participant Accounts.

     (E) MINIMUM ALLOCATIONS REQUIRED FOR TOP HEAVY PLAN YEARS: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer Contributions allocated to the Participant's Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's Compensation, reduced by contributions allocated to each Non-Key Employee in any other defined contribution plan included with this plan in a required Aggregation Group. However, if (i) the sum of the Employer Contributions allocated to the Participant's Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's Compensation, and (ii) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer Contributions allocated to the Participant's Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Account of each Key Employee. Notwithstanding the foregoing, no minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan

                                      37.

which is included with this Plan in a required Aggregation Group, and which plan provides minimum allocations pursuant to Code Section 412.

     (F) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Account of any Key Employee shall be equal to the ratio of the sum of the Employer Contributions allocated on behalf of such Key Employee divided by the "415 Compensation" of such Key Employee as defined in
Section 3.09(D).

     (G) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who (1) have failed to complete a Year of Participation; (2) have declined to make mandatory contributions (if required) to the Plan; or (3) have been excluded from participation because of their level of Compensation.

     (H) In lieu of the above, in any Plan Year in which a Non-Key Employee is a Participant in both this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, the Employer shall not be required to provide such Non-Key Employee with both the full separate defined benefit plan minimum benefit and the full separate defined contribution plan minimum allocation. Therefore for any Plan Year when the Plan is a Top Heavy Plan, a Non-Key Employee who is participating in this Plan and a defined benefit plan maintained by the Employer shall receive a minimum monthly accrued benefit in the defined benefit plan equal to the product of (1) one-twelfth (1/12th) of "415 Compensation" averaged over the five (5) consecutive "limitation years" (or actual "limitation years", if less) which produce the highest average and (2) the lesser of (i) two percent (2%) multiplied by years of service when the plan is top heavy or (ii) twenty percent (20%). Further, the extra minimum allocation required to provide higher limitations shall not be provided.


                                      38.

     (I) Notwithstanding anything herein to the contrary, Participants who terminated employment for any reason during the Plan Year shall share in the salary reduction contributions made by the Employer for the year of termination without regard to the Hours of Service credited.

     (J) Notwithstanding anything to the contrary, for Plan Years beginning after December 31, 1989, if this is a Plan that would otherwise fail to meet the requirements of Code Section 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) and the Regulations thereunder because Employer contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

          (1) The group of participants eligible to share in the Employer's contribution for the Plan Year shall be expanded to include the minimum number of Leased Employees and Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

          (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution for the Plan Year shall be further expanded to include the minimum number of Participants and Leased Employees who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

          (3) Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore any amounts

                                      39.

     that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected Participants would have received had they been included in the allocation, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

          (4) Notwithstanding the foregoing, for any Top Heavy Plan Year beginning after December 31, 1992, if the portion of the Plan which is not a Code Section 401(k) or 401(m) plan would fail to satisfy Code Section 410(b) if the coverage tests were applied by treating those Participants whose only allocation (under such portion of the Plan) would otherwise be provided under the top heavy formula as if they were not currently benefitting under the Plan, then, for purposes of this Section, such Participants shall be treated as not benefitting and shall therefore be eligible to be included in the expanded class of Participants who will share in the allocation provided under the Plan's non top heavy formula.

     3.05 ACTUAL DEFERRAL PERCENTAGE TESTS

     (A) Maximum Annual Allocation: For Each Plan Year beginning after December 31, 1986, the annual allocation derived from Employer Elective Contributions for a Participant's Elective Account shall satisfy one of the following tests:

          (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group multiplied by 1.25, or

          (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group shall not be more than two percentage

                                      40.

     points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group multiplied by
     2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

          However, for Plan Years beginning after December 31, 1988, in order to prevent the multiple use of the alternative method described in (2) above and in Code Section 401(m)(9)(a), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 3.02 and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or a Related Employer shall have his or her actual contribution ratio reduced pursuant to Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

     (B) For the purposes of this Section "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Employer Elective Contributions allocated to each Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

     (C) For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because

                                      41.

such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

          (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Employer Elective Contributions and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation", for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

          (2) The Employer Elective Contributions and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

          (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

     (D) For the purposes of Sections 3.05(A) and 3.06 , a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to Section 3.02, whether or not such deferral election was made or suspended pursuant to Section 3.02.

     (E) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the

                                      42.

purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Plans may be aggregated under this paragraph (E) for Plan Years beginning after December 31, 1989 only if they have the same plan year.

     Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

     (F) For the purposes of this Section, if a Highly Compensated Participant is a Participant under two or more cash or deferred arrangements (other than a cash or deferred arrangement which is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409 for Plan Years beginning after December 31, 1988) of the Employer or a Related Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purposes of determining the actual deferral ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the cash or deferred arrangements have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.


                                      43.

     3.06   ADJUSTMENT TO ACTUAL DEFERRAL PERCENTAGE TESTS

     In the event that the initial allocations of the Employer's Elective Contributions made pursuant to Section 3.04 do not satisfy one of the tests set forth in Section 3.05(A) for Plan Years beginning after December 31, 1986, the Plan Administrator shall adjust Excess Contributions pursuant to the options set forth below:

          (A) On or before the fifteenth day of the third month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his or her portion of Excess Contributions distributed until one of the tests set forth in Section 3.05(A) is satisfied, or until his or her actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in Section 3.05(A) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his or her "414(S) Compensation". However, in determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his or her taxable year ending with or within such Plan Year.

               (1) With respect to the distribution of Excess Contributions pursuant to (a) above, such distribution:

                    (i) may be postponed but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                                      44.

                    (ii) shall be made simultaneously from Deferred Compensation and matching contributions which relate to such Deferred Compensation provided, however, that any such matching contributions which are not Vested shall be forfeited in lieu of distribution;

                    (iii) shall be adjusted for Income; and

                    (iv) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

               (2) Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution of Excess Contributions and Income.

               (3) The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished by reducing the actual deferral ratio as required herein, and the Excess Contributions of the family unit shall then be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

          (B) Within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 3.05(A). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation

                                      45.

     for the year bears to the total Compensation of all Non-Highly Compensated Participants.

     (C) If during a Plan Year the projected aggregate amount of Elective Contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 3.05(A), cause the Plan to fail such tests, then the Plan Administrator may automatically reduce proportionately or in the order provided in Section 3.06(A) each affected Highly Compensated Participant's deferral election made pursuant to Section 3.02 by an amount necessary to satisfy one of the tests set forth in Section 3.06(A).

     3.07 ACTUAL CONTRIBUTION PERCENTAGE TESTS

     (A) The "Actual Contribution Percentage" for Plan Years beginning after December 31, 1986 for the Highly Compensated Participant group shall not exceed the greater of:

          (1) 125 percent of such percentage of the Non-Highly Compensated Participant group; or

          (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. However, for Plan Years beginning after December 31, 1988, in order to prevent the multiple use of the alternative method described in this paragraph and in Code
     Section 401(m)(9)(a), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 3.02 or any other cash or deferred arrangement maintained by the Employer or a Related Employer and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or a Related Employer shall have his or her actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.


                                      46.

     (B) For the purposes of this Section and Section 3.08 "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios, calculated separately for each Participant in such group, of

               (1) the sum of Employer matching contributions made pursuant to
          Section 3.01(B) on behalf of each such Participant for such Plan Year; to

               (2) the Participant's "414(s) Compensation" for the such Plan
          Year.

     (C) For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 3.08(D), only Employer matching contributions (excluding Employer matching contributions distributed pursuant to Sections 3.02(F) and 3.06(A)) contributed to the Plan
prior to the end of the succeeding Plan Year shall be considered.   In addition,
the Plan Administrator may elect to take into account, with respect to Employees eligible to have Employer matching contributions pursuant to Section 3.01(B) allocated to their accounts, elective deferrals (as defined in Regulation 1.402(g)-1(b) and qualified non-elective contributions (as defined in Code
Section 401(m)(C)) contributed to any plan maintained by the Employer. Such elective deferrals and qualified non-elective contributions shall be treated as Employer matching contributions subject to Regulation 1.401(m)-1(b)(5) which is incorporated herein by reference. However, for Plan Years beginning after December 31, 1988, the Plan Year must be the same as the plan year of the plan to which the elective deferrals and the qualified non-elective contributions are made.

     (D) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

                                      47.

          (1) The combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Employer matching contributions made pursuant to Section 3.01(B) and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation", for Plan Years beginning after December 31, 1988, Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

          (2) The Employer matching contributions made pursuant to Section 3.01(B) and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Contribution Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

          (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

     (E) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii) as in effect for Plan Years beginning after December 31, 1988), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes

                                      48.

of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Plans may be aggregated under this paragraph (E) for Plan Years beginning after December 31, 1989 only if they have the same plan year.

     Notwithstanding the above, for Plan Years beginning after December 31, 1988, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

     (F) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409 for Plan Years beginning after December 31, 1988) which are maintained by the Employer or a Related Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for the purposes of determining the actual contribution ratio with respect to such Highly Compensated Participant. However, for Plan Years beginning after December 31, 1988, if the plans have different plan years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single plan.

     (G) For purposes of Sections 3.07(A) and 3.08, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have Employer matching contributions pursuant to Section 3.01(B) (whether or not a deferral election was made or suspended pursuant to Section 3.02(E)) allocated to his or her account for the Plan Year.

     3.08 ADJUSTMENT TO ACTUAL CONTRIBUTION PERCENTAGE TESTS

     (A) In the event that, for Plan Years beginning after December 31, 1986, the "Actual Contribution Percentage" for the

                                      49.

Highly Compensated Participant group exceeds the Actual Contribution Percentage for the Non-Highly Compensated Participant group pursuant to Section 3.07(A), the Plan Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio, his or her portion of Excess Aggregate Contributions (and income allocable to such contributions) until either one of the tests set forth in Section 3.07(A) is satisfied, or until his or her actual contribution ratio equals the actual contribution ratio of the Highly Compensated Participant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 3.07(A) is satisfied.

     (B) Any distribution of less than the entire amount of Excess Aggregate Contributions (and income) shall be treated as a pro rata distribution of Excess Aggregate Contributions and income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income).

     (C) Excess Aggregate Contributions shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

     (D) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the Employer matching contributions made pursuant to Section 3.01(B) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 3.07(C) on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contribution ratio (determined after application of this paragraph) by his or her "414(s) Compensation". However, in determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein,

                                      50.

such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his or her taxable year ending with or within such Plan Year. The actual contribution ratio must be rounded to the nearest one-hundredth of one percent for Plan Years beginning after December 31, 1988. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of Employer matching contributions made pursuant to Section 3,01(B) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 3.07(C) on behalf of such Highly Compensated Participant for such Plan Year.

     (E) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year.

     (F) If the determination and correction of Excess Aggregate Contributions of a Highly Compensated Participant whose actual contribution ratio is determined under the family aggregation rules, then the actual contribution ratio shall be reduced and the Excess Aggregate Contributions for the family unit shall be allocated among the Family Members in proportion to the sum of Employer matching contributions made pursuant to Section 3.01(B) and any qualified non-elective contributions or elective deferrals taken into account pursuant to Section 3.07(C) of each Family Member that were combined to determine the group actual contribution ratio. Notwithstanding the foregoing, with respect to Plan Years beginning prior to January 1, 1990, compliance with the Regulations then in effect shall be deemed to be compliance with this paragraph.

     (G) If during a Plan Year the projected aggregate amount of Employer matching contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the

                                      51.

tests set forth in Section 3.07(A), cause the Plan to fail such tests, then the Plan Administrator may automatically reduce proportionately or in the order provided in Section 3.08(A) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in Section 3.07(A).

     (H) Notwithstanding the above, within twelve (12) months after the end of the Plan Year, the Employer may make a special Qualified Non-Elective Contribution on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 3.07(A). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferral Percentage" tests pursuant to Section 3.05(A).

      3.09  MAXIMUM ANNUAL ADDITION.

     (A) The Annual Addition to a Participant's Account shall not exceed the lesser of Thirty Thousand Dollars ($30,000.00) (or such greater amount as may be determined by the Secretary of the Treasury) or twenty-five percent (25%) of the Participant's Compensation (as defined in Code Section 415(c)(3) and such regulations thereunder as may be promulgated) for that Plan Year.

     (B)  The term "Annual Addition" for any Limitation Year means the sum of:

          (1)  The Employer Contributions; and

          (2)  The Employee's allocable share of Forfeitures; and

          (3) The Employee's contributions, for Limitation Years beginning after December 31, 1986; and

          (4) Amounts allocated after March 31, 1984, to an individual medical account, as defined in Code Section

                                      52.

     415(1)(1), which is part of a pension or annuity plan maintained by the Employer; and

          (5) Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer.

     (C) For purposes of applying the limitations of Code Section 415, the following are not Annual Additions: (1) transfer of funds from one qualified plan to another; (2) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 408(d)(3) and 408(b)(3)(C)); (3) repayments of loans made to a Participant from the Plan; (4) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash-outs); (5) repayments of distributions received by an Employee pursuant to Code Section 411(a)(3)(D) (mandatory contributions); and (6) deductible Employee contributions to a qualified Plan.

     (D) For purposes of applying the limitations of Code Section 415, "415 Compensation" shall include the Participant's wages, salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses and in the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Participant's earned income (as described in Code Section 401(c)(2) and the regulations thereunder) paid during the Limitation Year. "415 Compensation" shall exclude:
(1)(A) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to the Plan, the contributions are not includable in the gross income of

                                      53.

the Employee for the taxable year in which contributed, (B) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are deductible by the Employee under Code Section 219(a), (C) any distributions from a plan of deferred compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed except any amounts received by an Employee pursuant to an unfunded non-qualified plan to the extent such amounts are includable in the gross income of the Employee; (2) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code
Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

     (E) For purposes of applying the limitations of Code Section 415, the Limitation Year shall be the Plan Year.

     (F) The dollar limitation under Code Section 415(b)(1)(A) stated in paragraph (a)(1) above shall be adjusted annually as provided in Code Section 415(d) pursuant to regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to Limitation Years ending with or within that calendar year.

     (G) For the purpose of this Section, all qualified defined benefit pension plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or

                                      54.

not) ever maintained by the Employer shall be treated as one defined contribution plan.

     (H) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code Section 414(b) and (c) as modified by Code Section 414(h) or is a member of an affiliated service group (as defined by Code Section 414(m)), all Employees of such Employers shall be considered to be employed by a single Employer.

     (I) For the purpose of this Section, if this Plan is a Code Section 413(c) plan, all Employers of a Participant who maintain this Plan will be considered to be a single Employer.

      3.10 MULTIPLE PLAN REDUCTION. Subject to the exception in Section 3.10(E) below, if an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any limitation year may not exceed 1.0.

     (A)  Defined Benefit Plan Fraction:
          -----------------------------

          (1) The defined benefit plan fraction for any Limitation Year is a fraction (a) the numerator of which is the "projected annual benefit" of the Participant under the Plan (determined as of the close of the Limitation Year), and (b) the denominator of which is the greater of (i) the product of 1.25 multiplied by the "protected current accrued benefit" or (ii) the lesser of (a) the product of 1.25 multiplied by the maximum dollar limitation provided under Code Section 415(b)(1)(A) for such limitation year, or (b) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) for such Limitation Year.

          (2) For purposes of applying the limitations of Code Section 415, the "projected annual benefit" for any Participant is the benefit, payable annually, under

                                      55.

     the terms of the Plan determined pursuant to Regulation Section 1.415-7(b)(3).

          (3) For purposes of applying the limitations of Code Section 415, "protected current accrued benefit" for any Participant in a defined benefit plan in existence on July 1, 1982 shall be the accrued benefit, payable annually, provided for under question T-3 of Internal Revenue Service Notice 83-10.

     (B) Defined Contribution Plan Fraction:
         ----------------------------------

          (1) The defined contribution plan fraction for any Limitation Year is a fraction (a) the numerator of which is the sum of the Annual Additions to the Participant's account as of the close of the Limitation Year and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with the Employer:
     (i) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such Limitation Year (determined without regard to Code Section 415(c)(6)), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) for such Limitation Year.

          (2) Notwithstanding the foregoing, the numerator of the defined contribution plan fraction shall be adjusted pursuant to Regulation 1.415-7(d)(1) and questions T-6 and T-7 of Internal Revenue Service Notice 83-10.

          (3) For defined contribution plans in effect on or before July 1, 1982, the Plan Administrator may elect, for any Limitation Year ending after December 31, 1982, that the amount taken into account in the denominator for every Participant for all limitation years ending before January 1, 1983 shall be an amount equal to the product of (a) the denominator for the Limitation Year ending in 1982 determined under the law


                                      56.

     in effect for the Limitation Year ending in 1982 multiplied by (b) the transition fraction.

          (4) For purposes of the preceding paragraph, the term "transition fraction" shall mean a fraction (a) the numerator of which is the lesser of
     (i) Fifty-One Thousand Eight Hundred Seventy-Five and No/100 Dollars ($51,875.00), or (ii) 1.4 multiplied by twenty-five percent (25%) of the Participant's Compensation for the Limitation Year ending in 1981, and (b) the denominator of which is the lesser of (i) Forty-One Thousand Five Hundred and No/100 Dollars ($41,500.00) or (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year ending in 1981.

          (5) Notwithstanding the foregoing, for any Limitation Year in which the Plan is a Top Heavy Plan, Forty-One Thousand Five Hundred and No/100 Dollars ($41,500.00) shall be substituted for Fifty-One Thousand Eight Hundred Seventy-Five and No/100 Dollars ($51,875.00) in determining the transition fraction unless the extra minimum allocation is being provided pursuant to Section 3.04. However, for any Limitation Year in which this Plan is a Super Top Heavy Plan, Forty-One Thousand Five Hundred and No/100 Dollars ($41,500.00) shall be substituted for Fifty-One Thousand Eight Hundred Seventy-Five and No/100 Dollars ($51,875.00) in any event.

          (6) If the Employer maintained this Plan and a defined benefit plan on May 6, 1986 and if both plans satisfied the requirements of Code Section 415 for the last limitation year beginning before January 1, 1987, the numerator of the defined contribution fraction shall be reduced by an amount equal to the product of:

               (a) the sum of the defined contribution fraction plus the defined benefit fraction as of the "determination date" minus one (1), times


                                      57.

               (b) the denominator of the defined contribution fraction as of the "determination date".

          The "determination date" is the day immediately preceding the first limitation year beginning after 1986. The fractions in (a) and (b) above shall be computed in accordance with Code Section 415 as amended by the Tax Reform Act of 1986 and Section 1106(i)(3) of the Tax Reform Act of 1986. The adjustment will be made only after any accruals in excess of the Tax Reform Act of 1986 Section 415 limits are reduced as described in Q&A-13 of IRS Notice 87-21. The adjustment to the defined contribution fraction will be made after the elimination of any such excess accruals, or, if not eliminated, ignoring any such excess accruals. Changes in the terms and conditions of the plan made after May 5, 1986 shall not be recognized in making the defined contribution fraction adjustment.

     (C) TOP HEAVY AND SUPER TOP HEAVY ADJUSTMENT OF FRACTION. Notwithstanding the foregoing, for any Limitation Year in which the Plan is a Top Heavy Plan,
1.0 shall be substituted for 1.25 in paragraphs (A)(1) and (B)(1) unless the extra minimum allocation is being provided pursuant to Section 3.04. However, for any Limitation Year in which the Plan is a Super Top Heavy Plan, 1.0 shall be substituted for 1.25 in any event.

     (D) EXCESS BENEFITS. If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any Limitation Year for any Participant in this Plan for reasons other than described in (E) below, the Plan Administrator shall limit, to the extent necessary, the Annual Additions to such Participant's accounts for the Limitation Year. If, after limiting the Annual Additions to such Participant's accounts for the Limitation Year, the sum of the defined benefit plan fraction and the defined contribution plan fraction still exceeds 1.0, the Plan Administrator shall then adjust the numerator of the defined benefit plan fraction so that the sum of

                                      58.

both fractions shall not exceed 1.0 in any Limitation Year for such Participant.

     (E) EXCESS BENEFITS DUE TO TRANSITION FRACTION.  If (1) the substitution of
1.0 for 1.25 and Forty-One Thousand Five Hundred Dollars ($41,500.00) for Fifty-One Thousand Eight Hundred Seventy-Five Dollars ($51,875.00) above or (2) the excess benefit accruals or Annual Additions provided for in Internal Revenue Service Notice 82-19 cause the 1.0 limitation to be exceeded for any Participant in any Limitation Year, such Participant shall be subject to the following restrictions for each future Limitation Year until the 1.0 limitation is satisfied: (1) the Participant's accrued benefit under the defined benefit plan shall not increase, (2) no Annual Additions may be credited to a Participant's accounts, and (3) no Employee contributions (voluntary or mandatory) shall be made under any defined benefit plan or any defined contribution plan of the Employer.

      3.11  ADJUSTMENT FOR EXCESS ANNUAL ADDITIONS.

     (A) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation or other facts and circumstances to which Regulation Section 1.415-6(b)(6) shall be applicable, the Annual Additions under this Plan would cause the maximum Annual Addition to be exceeded for any Participant, the Plan Administrator shall (1) return any Elective Contributions credited for the Limitation Year to the extent that the return would reduce the excess amount in the Participant's accounts, (2) hold any excess amount remaining after the return of any Elective Contributions in a "Section 415 suspense account", (3) allocate and reallocate the "Section 415 suspense account" in the next Limitation Year (and succeeding Limitation Years if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute Annual Additions are made to the Plan for such Limitation Year, and (4) reduce Employer Contributions to the Plan for such Limitation Year by the amount of the "Section 415

                                      59.

suspense account" allocated and reallocated during such Limitation Year.

     (B) For purposes of this Article, "excess amount" for any Participant for a Limitation Year shall mean the excess, if any, of (1) the Annual Additions which would be credited to the Participant's account under the terms of the Plan without regard to the limitations of Code Section 415 over (2) the maximum Annual Additions determined pursuant to Section 3.09.

     (C) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of excess amounts for all Participants in the Plan during the Limitation Year. The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

     (D) The Plan may not distribute "excess amounts" to Participants or former Participants.

      3.12 TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason other than death, disability, or normal retirement, and subject to the provisions of Articles V and VI, a Participant's Accrued Benefits, if any, shall be maintained in the Participant's Employer Contribution Account and shall continue to receive income allocations pursuant to this Article III until
distributed pursuant to Articles V and VI.   In the event of termination of
employment, the Participant shall not share in the Employer Contribution or for the year in which termination occurred unless otherwise provided in Section 3.04.

      3.13 RESTORATION OF ACCOUNT. If an Employee who has received a distribution of all or a portion of the vested benefit is subsequently reemployed, such Employee may at any time following reemployment but before the earlier of (a) five (5) years after the date of reemployment or (b) the date such Employee incurs five (5) consecutive One-Year Breaks in Service following the date of distribution, repay the full amount of the distribution attributable to Employer Contributions.

                                      60.

      3.14 VALUATION OF THE TRUST FUND. The Trustee as of the last day of each Plan Year shall determine the net worth of the assets of the Trust Fund at the fair market value of the assets as of the Valuation Date and report such value to the Plan Administrator in writing. Such valuation shall not include any contribution made by the Employer as of such Valuation Date.

      3.15 VALUATION OF PARTICIPANT'S ACCOUNT. In making a valuation for the purposes of computing the then value of a Participant's account upon termination of employment or any termination described under Articles V or VI hereof, valuation shall be made as of the last day of the Plan Year preceding the year in which any such termination occurs, or at such other time as the Plan Administrator shall determine in a uniform and nondiscriminatory basis. The foregoing notwithstanding, in the event that a terminated Participant does not receive a distribution of the Accrued Benefit during the Plan Year in which the termination occurs, such Participant shall be entitled to a share of earnings or losses on his or her account balance until the Accrued Benefit is actually distributed.

      3.16 ALLOCATION. The Trustee shall allocate respectively to each Participant's Employer Contribution Account all items of income, investment gains and losses, expenses, and similar credits or deductions attributable to the investment elections made by each Participant.

      3.17  DIRECTED INVESTMENT ACCOUNT.

     (A) Participants may direct the Trustee as to the investment of all or a portion of the vested interest in any one or more of their individual account balances, including their voluntary contributions account, if any, and their rollover account, if any. Participants may, subject to a procedure established by the Plan Administrator and applied in a uniform nondiscriminatory manner, direct the Trustees in writing to invest of their accounts in specific assets so long as such

                                      61.

investment is not otherwise prohibited by the terms of the Plan. To the extent so directed, the Trustees are relieved of their fiduciary responsibilities as provided in Section 404 of ERISA.

     (B) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's Account and the Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in trust fund earnings, but shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as appreciation or depreciation in market value during each Plan Year attributable to such account. Such amounts shall not be considered in determining trust fund gains or losses.

     (C) The Plan Administrator, Trustee or any other person shall be under no duty to review any securities or other property selected as a Directed Investment or to make any suggestion to a Participant concerning a Directed Investment.

     (D) Notwithstanding the foregoing, the Trustee shall not at any time after December 31, 1981, invest any portion of a Directed Investment Account in "Collectibles" within the meaning of that term as used in Code Section 408(m).

                                  ARTICLE IV.

                                    VESTING

      4.01 VESTING. A Participant shall be fully vested in his or her Accrued Benefit, and such Accrued Benefit shall not be subject to forfeiture.

                                      62.

                                   ARTICLE V.

         DISTRIBUTIONS OF BENEFITS ACCRUED ON AND AFTER JANUARY 1, 1995

      5.01 RETIREMENT. Every Participant may, upon reasonable notice to the Employer, retire for the purposes of this Plan on his or her Normal Retirement Date. If a Participant continues in the employment of the Employer after his or her Normal Retirement Date, such Participant shall continue to be treated in all
respects as a Participant until actual retirement.   Upon such actual
retirement, participation hereunder shall cease. The Employer, in accordance with the provisions of Section 5.07 shall direct the Trustee to distribute such Participant's Accrued Benefit to the Participant. The distribution of a Participant's Accrued Benefit upon early retirement, normal retirement or actual retirement after normal retirement shall, subject to Section 5.07, commence not later than one hundred twenty (120) days after the last day of the Plan Year in which such retirement occurs.

     A Participant who continues in the employment of the Employer after his or her Normal Retirement Date may, at the election of the Participant, take a distribution of all or part of his or her account balance notwithstanding that such Participant has not separated from service.

      5.02  DISTRIBUTION UPON DEATH.

     (A)  Death Before Retirement or Termination of Service. Upon the death of a
          -------------------------------------------------
Participant before retirement or other termination of employment, the Plan Administrator shall direct the Trustee to distribute such Participant's Accrued Benefit to any surviving beneficiary designated by the Participant, subject to the restrictions of Section 5.04. The manner of payment shall be governed by
Section 5.07 and said distribution shall commence not later than one hundred twenty (120) days after the end of the Plan Year in which proof of death is received.

                                      63.

     (B) Death After Termination of Service.  Upon the death of a former
         ----------------------------------
Participant in the Plan, the Plan Administrator shall direct the Trustee to distribute any part of such former Participant's Accrued Benefit that has not been distributed to the former Participant at the time of his or her death to any surviving beneficiary designated by such former Participant, subject to the restrictions of Section 5.04. The manner of payment shall be governed by
Section 5.07 and shall commence not later than one hundred twenty (120) days after the end of the Plan Year in which proof of death is received. As used herein, "former Participant" means any person who has ceased to be a Participant hereunder because of termination of employment for any reason other than death.

     (C) Required Distributions Upon Death.
         ---------------------------------

          (1) If the distribution of a Participant's interest has begun in accordance with a method selected in Section 5.07 and the Participant dies before his or her entire interest has been distributed to such Participant, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section
     5.07 as of the date of death.

          (2) If a Participant dies before beginning to receive any distributions of his or her interest under the Plan, the entire interest shall be distributed to his or her beneficiaries within five (5) years after the death of the Participant.

          (3) The five (5) year distribution requirement of Section 5.02(C)(2) shall not apply to any portion of the deceased Participant's interest which
     is payable to or for the benefit of a designated beneficiary.   In such
     event, such portion may be distributed over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such designated beneficiary) provided such distribution begins not later than one (1) year after the date of the Participant's death (or such later date as may be prescribed by Treasury regulations).

                                      64.

          Except, however, in the event that the Participant's spouse is the designated beneficiary, the requirement that distributions commence within one (1) year of a Participant's death shall not apply. In lieu thereof, such distribution must commence no later than the date on which the deceased Participant would have attained age seventy and one-half (70 1/2). If the surviving spouse dies before the distributions to such spouse begin, then the five (5) year distribution requirement of Section 5.02(C)(2) shall apply as if the spouse were a Participant.

          (4) For the purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

          (5) The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his or her death benefits paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax
     Equity and Fiscal Responsibility Act of 1982.   Any such written
     designation made by a Participant shall be binding upon the Plan Administrator notwithstanding the provisions of this Section.

      5.03 PROOF OF DEATH. The Plan Administrator may require such proper proof of death and evidence of the right of any person to receive payment of the Accrued Benefits of the deceased Participant or former Participant as the Plan Administrator may

                                      65.

deem desirable. The Plan Administrator's determination of death and of the right of any person to receive payment shall, subject to the claim provisions contained in Sections 9.01 and 9.02, be conclusive.

      5.04  DESIGNATION OF BENEFICIARY.

     (A)  Beneficiary if Participant is Married.   Effective for Plan Years
          -------------------------------------
beginning after December 31, 1984, unless otherwise elected in the manner prescribed in this Section, the beneficiary of any death benefit payable on the death of a married Participant shall be the Participant's spouse, unless the spouse has validly waived his or her right to be the Participant's beneficiary and has consented to a specific alternate beneficiary. The waiver and consent by a spouse of his or her right to be the death benefit beneficiary shall be in writing, shall acknowledge the effect of such election and shall be witnessed by a Plan representative or a notary public. Such waiver and consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required waiver cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The waiver made by the Participant and the spouse may be revoked by the Participant in writing without the consent of the spouse at any time.
Any new     waiver must comply with the requirements of this paragraph.  A former spouse's waiver shall not be binding on a new spouse.

     If a benefit is paid to the surviving spouse of a deceased Participant and any part of such benefit is unpaid upon the death of the deceased Participant's surviving spouse, such remaining benefit shall be paid to such person or trust as is appointed by the deceased Participant's spouse, including his or her estate.

     In the event no valid designation of beneficiary exists at the time of the Participant's death, the death benefit shall be payable to the Participant's spouse, if any; if there is no spouse, or if the spouse cannot be located, the death benefit shall be payable to the Participant's estate.

                                      66.

     (B) Beneficiary if Participant is not Married.  If a Participant has no
         -----------------------------------------
spouse, or the spouse cannot be located, or if the beneficiary designated is for a period before the Plan Year beginning after December 31, 1984, then the Participant may designate any person, trust, or entity as a beneficiary. Such designation shall be made on a form satisfactory to the Plan Administrator. A Participant may at any time revoke his or her designation of a beneficiary or change the beneficiary by filing written notice of such revocation or change with the Plan Administrator. If no valid designation of beneficiary exists at the time of the Participant's death, the death benefit shall be payable to the Participant's estate.

      5.05 DISTRIBUTION IN THE EVENT OF DISABILITY. The Plan Administrator shall direct the Trustee to distribute to a Participant his or her nonforfeitable Accrued Benefits in the event the Participant becomes disabled. The time and manner of payment shall be governed by Section 5.07. The payments shall commence not later than one hundred twenty (120) days after the end of the Plan Year in which the determination of Total and Permanent Disability is made. "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders such Participant incapable of continuing in the employment of the
Employer.   The determination of Total and Permanent Disability of any
Participant shall be determined by the Employer in accordance with uniform principles consistently applied upon the basis of such evidence as the Employer deems necessary and desirable and such determination shall be communicated to the Plan Administrator.

      5.06  DISTRIBUTION IN THE EVENT OF TERMINATION OF EMPLOYMENT.   A
Participant who terminates employment prior to the Normal Retirement Date (other than as a result of death or disability) shall receive payment of his or her nonforfeitable interest in the Plan at the time and in the manner specified in

                                      67.

Section 5.07. However, if the adoption of this Plan amends an existing Plan, nothing in this Agreement shall cause the Plan to retroactively reduce or eliminate optional forms of benefits or any other Section 411(d)(6) protected benefits, except as permitted pursuant to Treasury regulations.

      5.07  TIME AND MANNER OF PAYMENT.

     (A) The distribution of the nonforfeitable portion of a Participant's Accrued Benefits shall not be deferred, unless the Participant elects in writing to the Plan Administrator to defer receipt (though such an election may not result in a death benefit that is more than incidental), beyond the sixtieth
(60th) day after the close of the Plan Year in which the latest of the following events occur:

          (1) The Participant attains Normal Retirement Age.

          (2) The tenth (10th) anniversary of the year in which the Participant commences participation in the Plan.

          (3) The Participant terminates service with the Employer.

     Notwithstanding any provision of this Plan to the contrary, distribution of a Participant's benefits shall commence not later than April 1 of the calendar year following the calendar year in which he or she attains age seventy and one-half (70 1/2), except that for Participants who attained age seventy and one-half (70 1/2) before January 1, 1988, distributions shall commence as follows:

          (1) For Participants who are not five percent (5%) owners, not later than April 1 of the calendar year following the later of (i) the calendar year in which he or she attains age seventy and one-half (70 1/2), or (ii) the calendar year in which the Participant retires.

          (2) For Participants who are five percent (5%) owners, not later than April 1 following the calendar
                                      68.

     year in which the Participant attains age seventy and one-half (70 1/2), whether or not such Participant has terminated employment with the Employer.

If distributions are made other than in a lump sum, distributions to a Participant must begin no later than the April 1 following such calendar year and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and his or her designated beneficiary). Such distributions shall be made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed regulations, unless and until such regulations are withdrawn or superseded by subsequent regulations.

     For the purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

     In the event that the payment of benefits is not deferred as provided herein, payment of benefits shall commence in accordance with Section 5.07, with the manner of distribution to be in accordance with Section 5.07(B).

     (B) The distribution shall be made in one or more of the following methods, at the election of the Participant:

          (1)  A single lump sum payment.

                                      69.

          (2) There shall be no life annuity offered and any mode of distribution selected will be such that the present value of the payments to be made to the Participant is more than fifty percent (50%) of the present value of the total payments to be made to the Participant and his or her beneficiaries.

     If the value of benefits payable under the Plan on the date benefits commence is Three Thousand Five Hundred and No/100 Dollars ($3,500.00) or less and has never exceeded Three Thousand Five Hundred and No/100 Dollars ($3,500.00), the Trustee shall distribute such amount in a single sum payment without the consent of the Participant. If the value of benefits payable under the Plan exceeds or has ever exceeded Three Thousand Five Hundred and No/100 Dollars ($3,500.00), a distribution may not be made without the Participant's written consent. If the value of a Participant's vested account balance is zero
(0), the Participant shall be deemed to have received a distribution of such vested account balance. A Participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of Code
Section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989.

     (C) Distributions shall, subject to the limitations of this Section, commence as soon as administratively feasible following the Participant's separation from service. Notwithstanding the foregoing, distributions to Participants who may be eligible for an additional allocation for the Plan Year in which termination occurs shall not commence before such allocation is made.

     (D) The amount of a Participant's distribution shall be determined as of the Valuation Date immediately preceding the date of distribution.

                                      70.

     (E) Nothing in this Agreement shall cause the Plan to retroactively reduce or eliminate optional forms of benefits or other Section 411(d)(6) protected benefits, except as permitted pursuant to Treasury regulations.

     (F) Upon termination of employment by a Participant for any reason whatsoever and subject to the provisions of Section 5.07, if payment of the vested portion of a Participant's benefits is made in other than a lump sum, the Trustee, upon receipt of notice from the Plan Administrator of the Employee's termination of employment, the reason for such termination, and the date the Participant incurred a Break in Service (if applicable), may segregate the aggregate vested amount of such Participant's account in a special account invested separately from the general trust assets. Such segregated account shall not share in any Employer Contribution except as may be authorized in
Section 3.04, and shall be charged or credited as appropriate with net earnings, gains, losses and expenses as well as appreciation or depreciation in market value during each Plan Year attributable to such account. The Trustee shall have the same powers of investment and reinvestment with respect to a segregated account as the Trustee has for all other assets of the trust. The Plan Administrator shall notify the Trustee of each Participant's termination of employment with the Employer not later than sixty (60) days after such termination occurs.

     Any person entitled to receive payments hereunder shall keep the Plan Administrator advised of his or her address. If any payment is returned unclaimed, the Plan Administrator shall send a registered letter to the last address shown by its records of the individual entitled to payment stating such
individual's rights to such payment.   If benefits are not claimed within one
(1) year of the date of such letter, the Trustee may deposit such amount in a federally insured savings account in any financial institution located in the Trustee's local metropolitan area, in trust for the individual, and upon such deposit, the Trustee, Plan Administrator and Employer shall have no further liability or responsibility for such funds.

                                      71.

      5.08 TRANSITIONAL RULE. The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his or her retirement benefit paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. Any such written designation made by a Participant shall be binding upon the Plan Administrator notwithstanding any contrary provision of this Article VI.

      5.09 LIMITATION ON DISTRIBUTION DUE TO QUALIFIED DOMESTIC RELATIONS ORDER. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code
Section 414(p).

     A distribution made to an alternate payee pursuant to a qualified domestic relations order may be made without regard to the age or employment status of the Participant to whose benefits the order applies.

      5.10 WITHDRAWAL FOR SERIOUS FINANCIAL HARDSHIP. A Participant, upon written application to the Plan Administrator, may request an emergency distribution from his or her Participant's Combined Account due to the occurrence of events which will inflict serious financial hardship on a Participant. Such serious financial hardship must be shown by positive evidence submitted to the Plan Administrator and must be of sufficient magnitude to impair the Participant's financial security. The distribution shall not be less than One Thousand and No/100 Dollars ($1,000.00) and shall not exceed the
Participant's interest in his or her Participant's Combined Account.   The
distribution shall not exceed the amount of the immediate and heavy financial need of the Participant (including amounts necessary to pay any federal, state or local income taxes or any withholding or penalties reasonably anticipated to result

                                      72.

from the distribution). Prior to becoming eligible for a hardship distribution, the Participant must have obtained all distributions for which he or she is eligible other than hardship distributions, and all non-taxable loans currently available under this or any other plan maintained by the Employer. Withdrawals shall be determined in a consistent and nondiscriminatory manner, and shall not affect the Participant's right under the Plan to make additional withdrawals or continue to be an active Participant. Notwithstanding the foregoing, any Participant who is granted a hardship distribution shall have his or her right to make savings and employee contributions suspended, beginning with the payroll period following receipt of the hardship distribution and ending on the first Election Date twelve (12) or more months thereafter, under this Plan and all other qualified and nonqualified plans of deferred compensation maintained by the Employer. Further, during the calendar year following the hardship distribution, the savings contributions of such a Participant shall be limited to the excess of the applicable limit under Code Section 402(g) for that calendar year over the amount of the Participant's savings contributions for the calendar year of the hardship distribution. Withdrawals made pursuant to this Section may not be repaid.

     For purposes of this Section, hardship shall include financial need due to:

          (1) Expenses for medical care described in Code Section 213(d) previously incurred by the Employee, the Employee's spouse, or any dependents of the Employee (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

          (2) Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments);

          (3) Payment of tuition and related educational expenses for the next twelve (12) months of post-secondary education for the Employee or the Employee's

                                      73.

     spouse, children or other dependents (as defined in Code Section 152);

          (4) Payments necessary to prevent the eviction of the Employee from his or her principal residence or foreclosure on the mortgage on such residence;

          (5) Costs of any other financial need previously announced by the Commissioner as constituting a deemed immediate and heavy financial need.

                                  ARTICLE VI.

          DISTRIBUTIONS OF BENEFITS ACCRUED PRIOR TO JANUARY 1, 1995

      6.01 RETIREMENT. Every Participant may, upon reasonable notice to the Employer, retire for the purposes of this Plan on his or her Normal Retirement Date. If a Participant continues in the employment of the Employer after his or her Normal Retirement Date, such Participant shall continue to be treated in all
respects as a Participant until actual retirement.   Upon such actual
retirement, participation hereunder shall cease. The Employer, in accordance with the provisions of Section 6.07 shall direct the Trustee to distribute such Participant's Accrued Benefit to the Participant. The distribution of a Participant's accrued benefit upon early retirement, normal retirement or actual retirement after normal retirement shall, subject to Section 6.07, commence not later than one hundred twenty (120) days after the last day of the Plan Year in which such retirement occurs.

     A Participant who continues in the employment of the Employer after his or her Normal Retirement Date may, at the election of the Participant, take a distribution of all or part of his or her account balance notwithstanding that such Participant has not separated from service.

                                      74.

      6.02  DETERMINATION OF BENEFITS UPON DEATH.

     (A) Upon the death of a Participant before retirement or other termination of employment, and within one hundred twenty (120) days after the end of the Plan Year in which proof of death is received, the Plan Administrator shall direct the Trustee, in accordance with the provisions of Section 6.03, to distribute the value of the deceased Participant's account to the Participant's beneficiary.

     (B) Unless otherwise elected in the manner prescribed in Section 6.03, the beneficiary of the death benefit shall be the Participant's spouse, who shall receive such benefit in the form of a preretirement survivor annuity pursuant to
Section 6.03. Except, however, the Participant may designate a beneficiary other than the spouse if:

          (1) The Participant and spouse have validly waived the preretirement survivor annuity in the manner prescribed in Section 6.03, and the spouse has waived his or her right to be the Participant's beneficiary;

          (2) The Participant has no spouse; or

          (3)  The spouse cannot be located.

     In such event, the designation of a beneficiary shall be made on a form satisfactory to the Plan Administrator. A Participant may at any time revoke his or her designation of a beneficiary or change the beneficiary by filing written notice of such revocation or change with the Plan Administrator. However, the Participant's spouse must again consent in writing to any change or revocation which results in the naming of a nonspouse beneficiary. In the event no valid designation of beneficiary exists at the time of the Participant's death, the death benefit shall be payable to the Participant's spouse, if any; if there is no spouse, or if the spouse cannot be located, the death benefit shall be payable to the Participant's estate. In the event no valid designation of beneficiary exists at the time of the Participant's death, the death benefit shall be payable to the Participant's spouse, if any; if there is no spouse, or if the

                                      75.

spouse cannot be located, the death benefit shall be payable to the Participant's estate.

      6.03  DISTRIBUTION OF BENEFITS UPON DEATH.

     (A) Unless otherwise elected as provided below, a Participant who dies before the annuity starting date and who has a surviving spouse shall have the death benefit paid to his or her surviving spouse in the form of a preretirement survivor annuity. The surviving spouse may direct that payment commence within a reasonable time after the Participant's death. If the surviving spouse does not so direct, payment of such benefits must commence by the date the Participant would have attained Normal Retirement Age under the Plan, unless the surviving spouse elects a later date.

     (B) Any election to waive the preretirement survivor annuity before the Participant's death must be made by the Participant in writing during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 6.07(B)(2). Further, the spouse's consent must acknowledge the specific nonspouse beneficiary.

     (C) The election period to waive the preretirement survivor annuity shall begin on the first day of the Plan Year in which the Participant attains age thirty-five (35) and end on the date of the Participant's death. In the event a vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

     (D) With regard to the election, the Plan Administrator shall provide each Participant within the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35), a written explanation of the preretirement survivor annuity containing comparable information to that required pursuant to Section 6.07(B)(5). If the Participant enters the Plan or if the qualified survivor annuity requirements

                                      76.

first apply to the Participant after the first day of the Plan Year in which the Participant has attained age thirty-four (34), the Plan Administrator shall provide notice during the one-year period following the entry of the Participant into the Plan or the date the qualified preretirement survivor annuity requirements first apply to the Participant. In the case of a Participant's separation from service before age thirty-five (35), such explanation shall be provided within one (1) year after separation.

     (E) The preretirement survivor annuity provided for in this Section shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. Former Participants who are not credited with an Hour of Service on or after August 23, 1984 shall be provided with rights to the preretirement survivor annuity in accordance with Section 303(e)(2) of the Retirement Equity Act of 1984.

     (F) If the value of the preretirement survivor annuity has never exceeded Three Thousand Five Hundred and No/100 Dollars ($3,500.00), the Plan Administrator shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing. If the value exceeds, or has ever exceeded, Three Thousand Five Hundred and No/100 Dollars ($3,500.00), an immediate distribution of the entire amount may be made to the surviving spouse, provided such spouse consents in writing to such distribution.

     (G)(1) In the event the death benefit is not paid in the form of a preretirement survivor annuity, it shall be paid to the Participant's designated beneficiary by either of the following methods, as elected by the beneficiary.

          (i)  One lump-sum payment; or

          (ii) Payment in monthly, quarterly, semi-annual, or annual cash installments over a period not to exceed the life expectancy of the designated beneficiary, and in installments as nearly equal as practicable.

                                      77.

     (2) In the event the death benefit payable pursuant to Section 6.02 is payable in installments, then, upon the death of the Participant, the Trustee shall continue to invest the Participant's account as directed by the Participant under Section 3.17, until further investment directions are provided by the beneficiary.

     (H) If the distribution of a Participant's interest has begun in accordance with a method selected in Section 6.07(C) and the Participant dies before his or her entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.07(C) as of the date of death.

     (I) If a Participant dies before beginning to receive any distributions of his or her interest under the Plan, the entire interest shall be distributed to his or her beneficiaries within five (5) years after the death of the Participant.

     (J) The five (5) year distribution requirement of Section 6.03(I) shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated beneficiary. In such event, such portion may be distributed over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such designated beneficiary) provided such distribution begins not later than one (1) year after the date of the Participant's death (or such later date as may be prescribed by Treasury regulations).

     Except, however, in the event the Participant's spouse is the beneficiary, the requirement that distributions commence within one (1) year of a Participant's death shall not apply. In lieu thereof, such distribution must commence no later than the date on which the deceased Participant would have attained age seventy and one-half (70 1/2). If the surviving spouse dies before the distributions to such spouse begin, then the five (5) year distribution requirement of Section 6.03(I) shall apply as if the spouse were the Participant.

                                      78.

     (K) For the purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

     (L) The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his or her death benefits paid in an alternative method acceptable under Code
Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal
Responsibility Act of 1982.   Any such written designation made by a Participant
shall be binding upon the Plan Administrator notwithstanding the provisions of this Section, subject to the consent of the Participant's spouse in the same manner as provided in Section 6.07(B)(2).

     (M) If a benefit is paid to the surviving spouse of a deceased Participant and any part of such benefit is unpaid upon the death of the deceased Participant's surviving spouse, such remaining benefit shall be paid to such person or trust as is appointed by the deceased Participant's spouse, including his or her estate.

      6.04 PROOF OF DEATH. The Plan Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or former Participant as the Plan Administrator may deem desirable. The Plan Administrator's determination of death and of the right of any person to receive payment shall be conclusive, subject to the claim procedure of Sections 9.01 and 9.02.

                                      79.

      6.05 DETERMINATION OF BENEFITS IN THE EVENT OF DISABILITY. The Plan Administrator shall direct the Trustee to distribute to a Participant his or her entire accrued benefits in the event the Participant becomes disabled. The time and manner of payment shall be governed by Section 6.07. The payments shall commence not later than one hundred twenty (120) days after the end of the Plan Year in which the determination of Total and Permanent Disability is made, unless a later distribution is elected by the Participant. "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of
continuing in the employment of the Employer.   The determination of Total and
Permanent Disability of any Participant shall be determined by the Employer in accordance with uniform principles consistently applied upon the basis of such evidence as the Employer deems necessary and desirable and such determination shall be communicated to the Plan Administrator.

      6.06  DETERMINATION OF BENEFITS UPON TERMINATION.

     Upon the Participant's termination of employment, the Trustee shall continue to invest the amounts in the Participant's accounts pursuant to Sections 8.04 or 3.17, as applicable, until distribution in accordance with
Section 6.07.

      6.07  TIME AND MANNER OF PAYMENT.

     (A) The distribution of the nonforfeitable portion of a Participant's accrued benefits shall not be deferred, unless the Participant elects in writing to the Plan Administrator to defer receipt (though such an election may not result in a death benefit that is more than incidental), beyond the sixtieth
(60th) day after the close of the Plan Year in which the latest of the following events occur:

          (1) The Participant attains Normal Retirement Age.

                                      80.

          (2) The tenth (10th) anniversary of the year in which the Participant commences participation in the Plan.

          (3) The Participant terminates service with the Employer.

     Notwithstanding any provision of this Plan to the contrary, distribution of a Participant's benefits shall commence not later than April 1 of the calendar year following the calendar year in which he or she attains age seventy and one-half (70 1/2), except that for Participants who attained age seventy and one-half (70 1/2) before January 1, 1988, distributions shall commence as follows:

          (1) For Participants who are not five percent (5%) owners, not later than April 1 of the calendar year following the later of (i) the calendar year in which he or she attains age seventy and one-half (70 1/2), or (ii) the calendar year in which the Participant retires.

          (2) For Participants who are five percent (5%) owners, not later than April 1 following the calendar year in which the Participant attains age seventy and one-half (70 1/2), whether or not such Participant has terminated employment with the Employer.

If distributions are made other than in a lump sum, distributions to a Participant must begin no later than the April 1 following such calendar year and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and his or her designated beneficiary). Such distributions shall be made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed regulations, unless and until such regulations are withdrawn or superseded by subsequent regulations.

                                      81.

     For the purposes of this Section, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation Section 1.72-9.

     In the event that the payment of benefits is not deferred as provided herein, payment of benefits shall commence in accordance with Section 6.07, with the time and manner of distribution to be in accordance with Section 6.07(C).

     (B)(1) Unless otherwise elected as provided below, a Participant who is married on and does not die before the "annuity starting date" shall receive the value of his or her benefits in the form of a joint and survivor annuity. The joint and survivor annuity shall be equal in value to a single life annuity. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to fifty percent (50%) of the rate at which such benefits were payable to the Participant. The Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse at a rate of seventy-five percent (75%) or one hundred percent (100%) of the rate payable to a Participant during his or her lifetime. An unmarried Participant shall receive the value of his or her benefit in the form of a life annuity. Such unmarried Participant, however, may elect in writing to waive the life annuity. The election must comply with the provisions of this Section as if it were an election to waive the joint and survivor annuity by a married Participant, but without the spousal consent requirement. The joint and survivor annuity and the life annuity form of

                                      82.

distribution shall be the actuarial equivalent of the benefits due the Participant.

     (2) Any election to waive the joint and survivor annuity must be made by the Participant in writing during the election period and the Participant's spouse must consent to such waiver, to the specific optional form of benefit, and to the specific alternate beneficiary, if any. Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election made by the Participant and consented to by the spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

     (3) The election period to waive the joint and survivor annuity shall be the ninety (90) day period ending on the "annuity starting date".

     (4) For purposes of this Section, the "annuity starting date" means the first day of the first period for which an amount is payable as an annuity (whether by reason of retirement or disability), or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to benefits.

     (5) With regard to the election, the Plan Administrator shall provide the Participant within a reasonable period of time before the "annuity starting date" (and consistent with Treasury regulations), a written explanation of:

          (a) The terms and conditions of the joint and survivor annuity;

                                      83.

          (b) The Participant's right to make an election to waive the joint and survivor annuity;

          (c) The right of the Participant's spouse to consent to any election to waive the joint and survivor annuity; and

          (d) The right of the Participant to revoke such election, and the effect of such revocation.

     (C) In the event a married Participant duly elects pursuant to paragraph
(B)(2) above not to receive the retirement benefit in the form of a joint and survivor annuity or, if such Participant is not married, in the form of a life annuity, the Plan Administrator, at the election of the Participant and with the consent of the Participant's spouse, if any, shall direct the Trustee to distribute to a Participant any amount to which the Participant is entitled under the Plan in one or more of the following methods:

          (1)  A single lump sum payment; or

          (2) Payments in monthly, quarterly, semi-annual, or annual installments or other payments continuing over a period of time not to exceed the Participant's life expectancy (or the joint life expectancies of the Participant and his or her designated Beneficiary).

     (D) Distributions shall commence, subject to the limitations provided in this Section, as soon as administratively feasible following the Participant's separation from service.

     (E) A Participant's vested benefit derived from Employer and Employee Contributions may not be paid without the Participant's written consent if the value exceeds, or has ever exceeded, Three Thousand Five Hundred and No/100 Dollars ($3,500.00). Further, the spouse of a Participant must consent in writing to any such distribution. Written consent of the Participant and the Participant's spouse to the distribution must be obtained not more than ninety
(90) days before commencement of the distribution. If the value of the Participant's vested benefit derived from Employer and Employee contributions is Three Thousand Five Hundred and No/100 dollars ($3,500.00) or less, and

                                      84.

has never exceeded Three Thousand Five Hundred and No/100 Dollars ($3,500.00), the Plan Administrator shall distribute such benefit without such Participant's consent. No distribution may be made under the preceding sentence after the annuity starting date unless the Participant and the Participant's spouse consent in writing to such distribution. If the value of an Employee's vested account balance is zero (0), the Employee shall be deemed to have received a distribution of such vested account balance. A Participant's vested account balance shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

     (F) The amount of a Participant's distribution shall be determined as of the Valuation Date immediately preceding the date of distribution.

     (G) Nothing in this Agreement shall cause the Plan to retroactively reduce or eliminate optional forms of benefits or other Section 411(d)(6) protected benefits, except as permitted pursuant to Treasury regulations.

     (H) Upon termination of employment by a Participant for any reason whatsoever and subject to the provisions of Section 6.07, if payment of the vested portion of a Participant's benefits is made in other than a lump sum, the Trustee, upon receipt of notice from the Plan Administrator of the Employee's termination of employment, the reason for such termination, and the date the Participant incurred a Break in Service (if applicable), may segregate the aggregate vested amount of such Participant's account in a special account invested separately from the general trust assets. Such segregated account shall not share in any Employer Contribution except as may be authorized in
Section 3.04, and shall be charged or credited as appropriate with net earnings, gains, losses and expenses, as well as appreciation or depreciation in market value during each Plan Year attributable to such account. The Trustee shall have the same powers of investment and reinvestment with respect to a segregated account as the Trustee has for all other assets of the trust. The Plan

                                      85.

Administrator shall notify the Trustee of each Participant's termination of employment with the Employer not later than sixty (60) days after such termination occurs.

     (I) Any person entitled to receive payments hereunder shall keep the Plan Administrator advised of his or her address. If any payment is returned unclaimed, the Plan Administrator shall send a registered letter to the last address shown by its records of the individual entitled to payment stating such
individual's rights to such payment.   If benefits are not claimed within one
(1) year of the date of such letter, the Trustee may deposit such amount in a federally insured savings account in any financial institution located in the Trustee's local metropolitan area, in trust for the individual, and upon such deposit, the Trustee, Plan Administrator and Employer shall have no further liability or responsibility for such funds.

     (J) If a Participant's retirement benefit shall be distributed to the Participant and the Participant's beneficiaries over a period in excess of the Participant's then life expectancy, the then present value of the payments to be made over the period of the Participant's then life expectancy must be more than fifty percent (50%) of the then present value of the total payments to be made to the Participant and the beneficiaries.

     Except, however, this paragraph shall not apply to a distribution in the form of a joint and survivor annuity.

      6.08 TRANSITIONAL RULE. The restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his or her retirement benefit paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982. Any such written designation made by a Participant shall be binding upon the Plan Administrator notwithstanding any contrary provision of this Article VI, subject to the consent of the Participant's spouse in the same manner as provided in Section 6.07(B)(2).

                                      86.

      6.09 LIMITATION ON DISTRIBUTION DUE TO QUALIFIED DOMESTIC RELATIONS ORDER. All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order" as those terms are defined in Code
Section 414(p).

     A distribution made to an alternate payee pursuant to a qualified domestic relations order may be made without regard to the age or employment status of the Participant to whose benefits the order applies.

      6.10 WITHDRAWAL FOR SERIOUS FINANCIAL HARDSHIP. A Participant, upon written application to the Plan Administrator, may request an emergency distribution from his or her Participant's Combined Account due to the occurrence of events which will inflict serious financial hardship on a Participant. Such serious financial hardship must be shown by positive evidence submitted to the Plan Administrator and must be of sufficient magnitude to impair the Participant's financial security. The distribution shall not be less than One Thousand and No/100 Dollars ($1,000.00) and shall not exceed the
Participant's interest in his or her Participant's Combined Account.   The
distribution shall not exceed the amount of the immediate and heavy financial need of the Participant (including amounts necessary to pay any federal state or local income taxes or any withholding or penalties reasonably anticipated to result from the distribution). Prior to becoming eligible for a hardship distribution, the Participant must have obtained all distributions for which he or she is eligible other than hardship distributions, and all non-taxable loans currently available under this or any other plan maintained by the Employer. Withdrawals shall be determined in a consistent and nondiscriminatory manner, and shall not affect the Participant's right under the Plan to make additional
withdrawals or continue to be an active Participant.   Notwithstanding the
foregoing, any  Participant who is granted a hardship distribution shall have

                                      87.

his or her right to make savings and employee contributions suspended, beginning with the payroll period following receipt of the hardship distribution and ending on the first Election Date twelve (12) or more months thereafter, under this Plan and all other qualified and nonqualified plans of deferred compensation maintained by the Employer. Further, during the calendar year following the hardship distribution, the savings contributions of such a Participant shall be limited to the excess of the applicable limit under Code
Section 402(g) for that calendar year over the amount of the Participant's savings contributions for the calendar year of the hardship distribution. Withdrawals made pursuant to this Section may not be repaid.

     For purposes of this Section, hardship shall include financial need due to:

          (1) Expenses for medical care described in Code Section 213(d) previously incurred by the Employee, the Employee's spouse, or any dependents of the Employee (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

          (2) Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments);

          (3) Payment of tuition and related educational expenses for the next twelve (12) months of post-secondary education for the Employee or the Employee's spouse, children or other dependents (as defined in Code Section
     152);

          (4) Payments necessary to prevent the eviction of the Employee from his or her principal residence or foreclosure on the mortgage on such residence;

          (5) Costs of any other financial need previously announced by the Commissioner as constituting a deemed immediate and heavy financial need.

                                      88.

                                  ARTICLE VII.

                              TOP HEAVY PROVISIONS

      7.01 TOP HEAVY PLAN REQUIREMENTS. For any Top Heavy Plan Year, the Plan shall provide special minimum allocations required under Code Section 416(c) pursuant to Section 3.04 of the Plan. In addition, for any Top Heavy Plan Year beginning prior to January 1, 1989, Compensation in excess of Two Hundred Thousand Dollars ($200,000.00) shall not be taken into account.

      7.02  DETERMINATION OF TOP HEAVY STATUS.

     (A) This Plan shall be a Top Heavy Plan for any Plan Year commencing after December 31, 1983, if, as of the Determination Date, (1) the present value of Accrued Benefits of Key Employees, and (2) the sum of the Aggregate Accounts of Key Employees under this plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the present value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group.

     If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's present value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy
Group).   In addition, for Plan Years beginning after December 31, 1984, if a
Participant or former Participant has not performed services for any Employer maintaining the Plan (other than benefits under the Plan) at any time during the five (5) year period ending on the Determination Date, the Aggregate Account and/or present value of Accrued Benefit for such Participant or former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

                                      89.

     (B) This Plan shall be a Super Top Heavy Plan for any Plan Year commencing after December 31, 1983, if, as of the Determination Date, (1) the present value of Accrued Benefits of Key Employees, and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the present value of Accrued Benefits or the Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group.

     (C) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

          (1) The Participant's account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date.

          (2) An adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the Valuation Date but before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

          (3) Any Plan distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the Valuation
     Date.   Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, and distributions under a terminated plan which, if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the

                                      90.

     cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for purposes of this paragraph.

          (4) Any voluntary Employee contributions. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

          (5) With respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

          (6) With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                                      91.

          (7) For the purposes of determining whether two employers are to be treated as the same employer in paragraphs (5) and (6) above, all employers aggregated under Code Sections 414(b), (c) or (m) are treated as the same employer.

     (D) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

          (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a Participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

          In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

          (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) or 410. Such group shall be known as a Permissive Aggregation Group.

          In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan
     if the Permissive Aggregation Group is a Top Heavy Group.   No plan in the
     Permissive Aggregation Group will be

                                      92.

     considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

          (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

          (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

     (E) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

     (F) Present Value of Accrued Benefit: In the case of a defined benefit plan, a Participant's present value of Accrued Benefit shall be as determined under the provisions of the applicable defined benefit plan.

     (G) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

          (1) The present value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

          (2) The Aggregate Accounts of Key Employees under all defined contribution plans included in the group, exceeds sixty percent (60%) of a similar sum determined for all Participants.

     (H) "Top Heavy Plan Year" means that, for a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy Plan.

                                      93.

                                 ARTICLE VIII.

                             TRUST FUND AND TRUSTEE

      8.01 ESTABLISHMENT AND ACCEPTANCE OF TRUST. The Employer hereby establishes with the Trustee a trust which will comprise the payments heretofore transferred by the Employer to the Trustee, together with such other payments as shall from time to time be made to the Trustee by or on behalf of the Employer. Such prior payments and such subsequent payments and accruals thereto from time to time held by the Trustee are herein called the Trust Fund. The Trustee hereby accepts the trust created hereunder and agrees to perform the Trustee's
duties under this Agreement.   The Trust Fund shall be held by the Trustee in
trust hereunder and shall be invested and applied by the Trustee as hereunder provided.

      8.02 RESPONSIBILITIES. The responsibilities for the administration of this Trust shall be allocated between the Trustee and the Plan Administrator as they from time to time mutually agree, except that the Trustee shall retain all responsibility and authority to manage, control, and invest assets of the Trust. The Trustee and Plan Administrator may allocate their divided responsibilities of administration and management to such other agents as they may from time to time designate by filing a written statement appointing such person or persons with the Trustee.

      8.03 APPOINTMENT. A written designation appointing an individual or individuals as provided by Section 8.02 above shall contain the name of the person or persons appointed, a description of the responsibilities appointed to them, and their signed acceptance of such responsibilities.

      8.04 POWERS OF TRUSTEE. Except as limited herein, the Trustee shall have the following powers and authority in the

                                      94.

administration of the Trust Fund, all of which powers shall be exercised with care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person would use and for the exclusive benefit of the Plan's Participants and beneficiaries:

          (1) To purchase any securities or other property of any nature, be it realty or personalty, tangible or intangible, and to retain the same in trust.

          (2) To sell, exchange, convey, transfer, or otherwise dispose of, and also to grant options with respect to, any securities or other property held by the Trustee by private contract or at public auction. Any sale may be made for cash or upon credit, or partly in cash and partly on credit. No person dealing with the Trustee shall be bound to see to the applications of the purchase money or to inquire into the validity or propriety of any such sale or other disposition.

          (3) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property held as part of the Trust Fund.

          (4) To cause any securities or other property held as part of the Trust Fund to be registered in the Trustee's name or in the name of a nominee without designating the same as trust property, and to hold any investments in bearer form; however, the books and records of the Trustee shall at all times show that all

                                      95.

     such investments are part of the Trust Fund. Any such registration or holding by the Trustee shall not relieve the Trustee from responsibility for the sale, custody, and disposition of the Trust Fund in accordance with the terms and provisions of this Agreement.

          (5) To borrow or raise money for the purposes of the trust in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and, for any sum so borrowed to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity or propriety of any such borrowing.

          (6) To keep, from time to time, such portion of the Trust Fund in cash or cash balances as the Trustee may deem to be in the best interests of the Trust created hereby, without liability for interest thereon. Cash received or held by the Trustee under any of the provisions hereof may be deposited by the Trustee in a commercial bank, under such provisions with respect to interest as may be permitted by law, and such Trustee shall have the right to utilize the investment division of a commercial bank to purchase obligations of the U.S. Government or its agencies, commercial paper, certificates of deposit, or similar instruments. In the event a Trustee hereunder is a bank, division, department, or subsidiary thereof, such Trustee may deposit trust funds with and utilize the banking facilities and ancillary services of itself or its related bank entity.

          (7) To accept and retain for such time as the Trustee deems advisable any securities or other property received or acquired by the Trustee hereunder,

                                      96.

     whether or not such securities or other property would normally be purchased as investments hereunder.

          (8) To make, execute, acknowledge, and deliver any and all documents or transfer and conveyance including but not limited to deeds, leases, mortgages, conveyances, contracts, waivers, and releases and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

          (9) To settle, compromise, or submit to arbitration any claims, debts, or damages owing to or from the Trust Fund, to commence or defend suits or legal or administrative proceedings, and to represent the Trust Fund in all
     suits and legal and administrative proceedings.   To renew or extend or
     participate in the renewal or extension of any mortgage or other loans, upon such terms as may be deemed advisable, and to agree to a reduction in the rate of interest on any mortgage or loan or to any other modification or change in the terms of any mortgage or loan, or of any guarantee pertaining thereto, in any manner and to any extent that may be deemed advisable for the protection of the Trust Fund or the preservation of the value of the investment; to waive any default whether in the performance of any guarantee or to enforce any such default in such manner and to such extent as may be deemed advisable; to exercise and enforce any and all rights of foreclosures, to bid on property in foreclosure, to take deeds in lieu of foreclosure with or without paying a consideration therefor, and in connection therewith to release the obligation on the bond secured by such mortgage and to exercise and enforce in any action, suit, or proceeding at law or in equity any rights or remedies in respect of any such mortgage loan or guarantee.

          (10) The Trustee shall not be required in any way to determine the correctness of the amount of any

                                      97.

     contribution or to take any action to compel the Employer to make any contributions whatsoever. The Trustee shall not be required to institute suits unless the Trustee shall have been indemnified to the Trustee's reasonable satisfaction against all costs and expenses in connection therewith.

          (11) To employ suitable agents and counsel (who may be counsel for the Employer) and to pay their reasonable expenses and compensation, provided the Trustee exercises reasonable care in the selection of such agents and counsel.

          (12) To rely upon the opinion of any auditor, accountant, actuary, or legal counsel as full and complete authority in respect of any action taken or omitted by the Trustee in accordance with such opinion.

          (13) To enter into any contracts with insurance companies to provide for the payment of all or any part of the benefits provided under the Plan, and to disburse under any such contract any funds held by the Trustee.

          (14) To continue to have or exercise, after the termination of the Plan and until final distribution, all the title, powers, discretions, rights, and duties conferred or imposed upon the Trustee hereunder or by law.

          (15) To invest in qualifying Employer securities and qualifying Employer Real Property, as those terms are defined in the ERISA of 1974, and any amendments thereto, such investments in the aggregate not to exceed ten percent (10%) of the fair market value of the assets of the Trust Fund. Notwithstanding the foregoing, in a profit-sharing plan or other "eligible individual account plan" as that term is defined in Section 407(d)(3) of ERISA, such investments shall not exceed fifty percent (50%) of the fair market value of the assets of the Trust Fund.

                                      98.

      8.05 SCOPE OF TRUSTEE'S AUTHORITY AND VOTING. The powers granted the Trustee hereunder shall be exercised by the Trustee in his or her sole discretion, except as to those assets of the Trust Fund for which Participants exercise their right to direct investments pursuant to Section 3.17, and that portion of the trust fund for which the Trustee, in accordance with Section 8.04(11), has retained investment counsel, which counsel shall have sole discretion and authority with regard to such portion.

     If there is more than one Trustee acting, each Trustee shall be entitled to one vote on each matter submitted to a vote at a meeting of the Trustees. A majority vote of the Trustees shall be required to take action on any matter
submitted to the Trustees for decision.   If at any time there are two Trustees
who are able to act with respect to a particular matter and they are unable to agree concerning the matter, they shall submit such matter to arbitration. The two Trustees shall agree upon a single individual to act as arbitrator; if they are unable to agree upon a single individual, then they or either of them shall forthwith request the judge of any court of competent jurisdiction to appoint an arbitrator. The decision of the arbitrator shall be rendered in writing and shall be final and binding upon all persons and shall be deemed the decision of the Trustees hereunder.

      8.06 PAYMENTS FROM THE TRUST FUND. The Trustee shall from time to time on written direction of the Plan Administrator make payments out of the Trust Fund to such Participants or beneficiaries as benefit payments, in such manner and in such amounts, as may be specified in the written direction of the Plan Administrator, and upon any such payment being made, the amount thereof shall no longer constitute a part of the Trust Fund. Each such written direction shall be accompanied by a certificate of the Plan Administrator that the payment is in accordance with the Plan. Such payments may be made either directly to persons certified by the Plan Administrator to be entitled thereto or to

                                      99.

the Plan Administrator for transmittal to such persons or as otherwise directed by the Plan Administrator.

      8.07 COMMINGLED FUNDS. Declarations of Trust executed by the Trustee and creating commingled funds for the investment of the Trustee's fiduciary accounts are hereby made a part of this Agreement; provided that said Declaration of Trust complies with the Rules and Regulations of the Comptroller of the Currency, if necessary, and the laws of any state having jurisdiction thereover and have, where appropriate, been approved by the Internal Revenue Service. Notwithstanding any other provision of this Agreement, the Trustee may cause all or any part of the monies of this Trust to be commingled with monies of trusts created by others and invested as part of the above-described commingled funds, and monies of this trust so added to said funds at any time shall be subject to all the provisions of the applicable Declaration of Trust as it is amended from time to time.

     The Trustee may, from time to time, withdraw from such commingled trust all or such part of the Trust Fund as the Trustee may deem advisable.

      8.08 PAYMENT OF COMPENSATION, EXPENSES, AND TAXES. The Trustee shall be paid such reasonable compensation as shall, from time to time, be agreed upon in writing by the Employer and the Trustee. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel and accounting fees, incurred by the Trustee in the administration of the Trust Fund. Such compensation and expenses shall be paid by the Employer, but until paid shall constitute a charge upon the Trust Fund. All taxes of any and all kind whatsoever that may be levied or assessed under existing or future laws upon, or in respect of, the Trust Fund or the income thereof shall be paid from the Trust Fund. Notwithstanding the foregoing, in the event that a Trustee is an employee of the Employer, such Trustee shall

                                     100.

not be entitled to payment of any compensation for acting as Trustee hereunder.


      8.09 ACCOUNTING. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions of the Trust. All accounts, books, and records relating to such transactions shall be open to inspection and audit at any time during business hours to any person authorized by the Plan Administrator.

     Within sixty (60) days following the close of each Plan Year or at such other times as agreed upon by the Plan Administrator and Trustee, and within sixty (60) days after the removal or resignation of a Trustee as provided in
Section 8.15, the Trustee shall file with the Plan Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee during such Plan Year or during the period from the close of the last Plan Year to the date of such removal or resignation, and setting forth the current book and market values of the Trust Fund.

      8.10 COMMUNICATION FROM EMPLOYER AND PLAN ADMINISTRATOR. The Trustee shall be fully protected in relying upon any written communication of an officer or agent of the Employer or the Plan Administrator and in continuing to rely upon such written communication until a subsequent written communication is filed with the Trustee. The Trustee shall be fully protected in acting upon any instrument, written communication, or paper believed by him to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. The Trustee shall be under no duty to determine whether any contribution has been voted by the Board of Directors of the Employer nor shall the Trustee have any duty or responsibility to

                                     101.

collect any sum so voted, the Trustee's responsibility being expressly limited to written communications, requests, or other communications and receipt and proper disbursements of contributions actually received by the Trustee.

      8.11 INSURANCE AND BONDING. The Trustee may acquire such insurance as the Trustee deems appropriate for the benefit of the Trust and to provide protection against liability or loss by reason of any act or omission of a Fiduciary as defined in the Internal Revenue Code of 1986, as amended, for purposes of application to this Plan; provided, however, that such insurance shall provide recourse by the insurer against the Fiduciary in the event of the Fiduciary's breach of a fiduciary obligation. The Employer or any Fiduciary may further acquire, at his or her own expense, such insurance as will cover potential liability of one (1) or more persons who serve in a fiduciary capacity with regard to this Plan.

      8.12 LIABILITY FOR BREACH OF CO-FIDUCIARY. No Fiduciary, as defined by the Internal Revenue Code of 1986, as amended, and the ERISA of 1974, as amended, for purposes of application to the Plan, shall be liable for any act, omission, or breach of any responsibilities of a Co-Fiduciary except as follows:

     (A) If the Fiduciary knowingly participates in, or knowingly undertakes to conceal the act or omission of such other Fiduciary, knowing that such other act or omission is a breach of a fiduciary responsibility.

     (B) If the Fiduciary, by the failure to undertake and exercise his or her responsibilities as a Fiduciary, enables such other Fiduciary to commit a breach of a fiduciary responsibility.

     (C) If the Fiduciary has knowledge of a breach of a fiduciary responsibility by such other Fiduciary and fails to make reasonable efforts under the circumstances to remedy the breach.

                                     102.

      8.13 PROHIBITED TRANSACTIONS. No Fiduciary, as that term is defined by the Internal Revenue Code of 1986, and the ERISA of 1974 as amended, shall allow the Trust to engage in any prohibited transaction. If the Trust engages in a prohibited transaction, the Fiduciary shall take all necessary steps to correct such conditions which may result in the imposition of any tax or penalty within any period set for the abatement of such tax or penalty or within such other period as is required to make such change.

      8.14 DISQUALIFICATION FROM FIDUCIARY SERVICE. No person shall serve or be permitted to serve as an administrator, fiduciary, officer, trustee, custodian, counsel, agent, or employee of this Plan or as a consultant to this Plan who has been convicted of any of the criminal offenses specified in Section 411 of the Employee Retirement Income Security Act of 1974 or any law or regulations of similar import, or except in accordance with said law or
regulations.   No person shall knowingly permit any other person to serve in any such capacity in violation of this Section.

      8.15 REMOVAL, RESIGNATION, AND APPOINTMENT OF A SUCCESSOR TRUSTEE. Any Trustee may be removed by the Employer at any time upon ten (10) days prior written notice to the Trustee, or such shorter period as may be agreed to by the Trustee. A Trustee may resign at any time upon ten (10) days prior written notice to the Employer, or such shorter period as may be agreed to by the
Employer.   Upon such removal or resignation of a Trustee and if there is no
Trustee then acting, the Employer shall appoint a successor trustee who shall be qualified to act in such capacity and who shall have the same powers and duties as those conferred upon the Trustee hereunder. Upon acceptance of said appointment by a successor trustee, such successor trustee shall be deemed to be a Trustee hereunder and shall have all of the rights, duties, and responsibilities of a Trustee hereunder.

                                     103.

     In the event of the failure, for any reason, of the Employer to appoint a successor trustee, the remaining Trustees shall continue to act. If there be no remaining Trustees, the Trustee, and if he is unable, any interested party, may apply to any court of competent jurisdiction for the appointment of a successor trustee and upon such appointment, the successor trustee so appointed shall have the same powers and duties as those conferred upon the Trustee hereunder and, upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer, and pay over to such successor trustee the funds and properties then constituting the Trust Fund.

     Upon the request of such successor trustee, the Employer and the Trustee shall execute and deliver such instruments of conveyance and the Trustee shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor trustee all of the right, title, and interest of the retiring trustee in and to the Trust Fund.

     Any corporation into which the Trustee or any successor trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any successor trustee may be a party, or any corporation to which all or substantially all of the trust business of the Trustee or any successor trustee may be transferred, shall be the successor of such trustee without the filing of any instrument or performance of any further act.

                                  ARTICLE IX.

                    CLAIMS PROCEDURE AND PLAN ADMINISTRATION

      9.01 DETERMINATION OF ELIGIBILITY AND CLAIM FOR BENEFITS. The Plan Administrator shall determine the eligibility of each Employee for participation in the Plan, the amount of a Participant's nonforfeitable accrued benefits, and the amount of

                                     104.

benefits payable to a Participant or beneficiary. Any person who believes he or she is entitled to a benefit under the Plan may file a written claim for such benefit. Within sixty (60) days of receipt of such claim, the Plan Administrator shall make a determination regarding such claim, which determination shall be in writing and shall set forth the basis of the determination, including specific reasons for any denial, specific reference to Plan provisions, a description of any additional material or information necessary for a claimant to perfect a claim, explanation of why such material is needed, and an explanation of the Plan's review procedure. If special circumstances require an extension of time for processing the claim, written notice of the extension shall be given to the claimant before the end of the sixty (60) day period. In no event shall the extension exceed a period of ninety (90) days from the end of the initial period. If the claimant is not given a determination within the time specified in this paragraph, the claim shall be deemed denied.

      9.02 REVIEW PROCEDURE. In the event of a dispute regarding the amount of the nonforfeitable portion of accrued benefits or the payment of benefits, the Participant or beneficiary shall have the right to a review of the determination upon the filing of a written objection with the Plan Administrator within sixty
(60) days after receipt of the written determination, such objection setting forth the basis of the claimant's position and all facts in support thereof. In connection therewith, the claimant shall have a right to review any pertinent documents. The decision by the Plan Administrator on said review shall be rendered in writing within sixty (60) days after receipt of the objection and shall set forth the basis for such decision, including specific reasons for denial and specific references to pertinent Plan provisions. If special circumstances require an extension of time for processing, a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review. In the event no

                                     105.

decision is made within the period specified in this paragraph, the claim shall be deemed denied.

      9.03 DESIGNATION OF PLAN ADMINISTRATOR. The Employer shall designate the person or persons, including the Employer itself, to serve as Plan Administrator, and such designee shall signify acceptance of this responsibility as a named fiduciary of the Employer's Plan and Trust by joining in the execution of the documents creating or amending this Plan. If more than one (1) person is so designated, the committee so formed shall be known as the Administrative Committee, and all references in the Plan and Trust to the Plan Administrator shall be deemed to refer to the Administrative Committee. The initial Plan Administrator shall be the Employer.

      9.04 RESIGNATION AND REMOVAL OF PLAN ADMINISTRATOR; APPOINTMENT OF SUCCESSOR. The Plan Administrator, or any member of the Administrative Committee, may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof, unless such notice shall be waived by the Employer.

     The Plan Administrator may be removed with or without cause by the Employer by delivery of written notice of removal to take effect at a date specified therein, which shall not be less than ten (10) days after delivery thereof, unless such notice shall be waived by the Plan Administrator.

     The Employer, upon receipt of or giving notice of the resignation or removal of the Plan Administrator, shall promptly designate a successor administrator who must signify acceptance of this position in writing. In the event no successor is appointed, the Board of Directors of the Employer will function as the Administrative Committee until a new Plan Administrator has been appointed and has accepted such appointment.

                                     106.

      9.05 ALLOCATION AND DELEGATION OF RESPONSIBILITIES. As a named fiduciary, the Plan Administrator may engage agents to assist it in carrying out its functions hereunder.

     If there is an Administrative Committee, its members are expressly authorized to allocate fiduciary responsibilities, other than Trustee responsibilities, to named persons or parties providing such allocation or delegation as evidenced in a signed written document, which must be retained with the other Plan documents.

      9.06 DUTIES AND RESPONSIBILITY OF PLAN ADMINISTRATOR. The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their beneficiaries, subject to the specific terms of the Plan. The Plan Administrator shall administer the Plan and shall construe this Agreement and determine all questions of interpretation or policy in a manner not inconsistent with this Agreement, and the Plan Administrator's construction or determination in good faith shall be final and conclusive. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of this Plan; provided, however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be deemed a qualified Plan under the terms of Section 401(a) of the Internal Revenue Code of 1986, as amended from time to time, and shall comply with the terms of ERISA and all regulations issued pursuant thereto. The Plan Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

     The Plan Administrator shall be charged with the duties of the general administration of this Plan, including but not limited to, the following:

                                     107.

          (1) To determine all questions relating to the eligibility of Employees to participate in or remain a Participant hereunder;

          (2) To compute, certify, and direct the Trustee with respect to the amount and kind of benefits to which any Participant shall be entitled hereunder;

          (3) To authorize and direct the Trustee with respect to all disbursements from the Trust;

          (4) To maintain all the necessary records for the administration of the Plan;

          (5) To interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are not inconsistent with the terms hereof;

          (6) To determine the size and type of any contract to be purchased from an insurer for any Participant hereunder;

          (7) To advise the Trustee regarding the short and long-term liquidity needs of the Plan in order that the Trustee might direct its investments accordingly;

          (8) To advise, counsel, and assist any Participant regarding any rights, benefits, or elections available under the Plan. The Plan Administrator shall also be responsible for preparing and filing such annual disclosure reports and tax forms as may be required from time to time.

     The Plan Administrator must furnish to each Participant covered under the Plan and to each beneficiary who is entitled to receive benefits under the Plan such information and reports at such time and under such circumstances as may be required by law.

     The Plan Administrator shall make copies of the Plan description and the latest annual report and any bargaining agreement, trust agreement, contract, or other instruments under which the Plan was established or is operated available for examination by any Plan Participant or beneficiary in the principal office of the Plan Administrator and the Employer.

                                     108.

     Whenever it is determined by the Plan Administrator to be in the best interest of the Plan and its Participants or beneficiaries, it may request such variances, deferrals, extensions, or exemptions or make such elections for the Plan as may be available under the law.

     The Plan Administrator shall be responsible for procuring bonding for any persons dealing with the Plan or its assets as may be required by law or by
Section 8.11 of this Plan.

     The Plan Administrator is hereby designated as agent for service of legal process.

      9.07  INVESTMENT ADVISERS.

     (A)  Appointment of Investment Advisers.  The Plan Administrator shall have
          ----------------------------------
the right to appoint one or more Investment Advisers. All appointments of Investment Advisers shall be by written agreement between the Plan Administrator and the Investment Adviser. The Trustee shall receive a copy of each such agreement and all amendments, modifications and terminations thereof and shall give written acknowledgment of receipt of same. Until receipt of a copy of each such amendment, modification or termination, the Trustee shall be fully protected in assuming the continuing authority of such Investment Adviser under the terms of its original agreement with the Plan Administrator as theretofore amended or modified.

     (B) Investment Adviser Agreements.  Among other matters, each agreement
         -----------------------------
between the Plan Administrator and an Investment Adviser or an agreement between the Investment Adviser and the Trustee shall provide that:

          (1) All directions given by the Investment Adviser to the Trustee shall be in writing, signed by an officer or partner of the Investment Adviser or by such other person as may be designated in writing by the Investment Adviser; provided that the Trustee shall accept oral directions for the purchase or sale of

                                     109.

     securities which shall be confirmed by such authorized personnel of the Investment Adviser in writing.

          (2) Should the Investment Adviser and the Trustee find it desirable, the Investment Adviser shall receive a power of attorney from the Trustee in such form and substance as may be approved by the Trustee and the Plan Administrator, authorizing the Investment Adviser to effect transactions directly for its Investment Account.

          (3) All settlement of purchase and sales are to be in such place as the Trustee and Investment Advisers may agree.

          (4) Payment of the cost of the acquisition, sale or exchange of any security or other property for an Investment Account shall be charged to that Investment Account.

          (5) The Investment Adviser acknowledges that it is a "fiduciary" of the Plan and that for the term of the agreement it will qualify as an "investment manager" (as both of said terms are used in ERISA).

     (C) Notification of Appointment of Investment Advisers. Written notice of
         --------------------------------------------------
each appointment of an Investment Adviser shall be given to the Trustee in advance of the effective date of the appointment. Such notice shall state the part of the Trust Fund which is to become the Investment Account of the Investment Adviser and shall either include or be accompanied by a direction to the Trustee establishing the Investment Account as an Investment Fund. Upon receipt of said notice, the Trustee shall allocate the designated part of the Trust Fund to the Investment Account of such Investment Adviser. The Plan Administrator may by similar notice modify such designation from time to time.

     (D) Investment Adviser's Authority.  So long as the appointment of an
         ------------------------------
Investment Adviser is in effect, the Trustee shall follow the directions of the Investment Adviser with respect to its Investment Account in exercising the powers

                                     110.

granted to the Trustee in this instrument regarding investment of the Fund.

     (E) Trustee's Responsibility for Investment Adviser's Account.  The Trustee
         ---------------------------------------------------------
shall monitor all instructions from the Investment Advisers and shall notify the Plan Administrator in the event that it considers any instruction to involve an improper investment of the Fund. However, the Trustee shall have no further duty to question such instructions and, except as may be otherwise provided by ERISA, the Trustee shall not be liable for any loss which may result by reason of any action taken by such Trustee in accordance with a direction of an Investment Adviser acting within the powers granted to it under this Section, or by reason of any lack of action by such Trustee upon the failure of an Investment Adviser to exercise its said powers.

     (F) Investment Adviser's Access to Records.  The Trustee shall make
         --------------------------------------
available to an Investment Adviser copies of or extracts from such portions of its accounts, books or records relating to the Investment Account of such Investment Adviser as the Trustee may deem necessary or appropriate in connection with the exercise of the Investment Adviser's functions, or as the Plan Administrator may direct.

      9.08 EXPENSES AND COMPENSATION. The expenses necessary to administer the Plan shall be borne by the Employer and shall be reimbursed to the Plan, including but not limited to those involved in retaining necessary professional assistance from an attorney, an accountant, an actuary, or an investment adviser. The Employer shall furnish the Plan Administrator with such clerical and other assistance as is necessary in the performance of its duties. Nothing shall prevent the Plan Administrator from receiving reasonable compensation for services rendered in administering this Plan, provided the Plan Administrator is not a full-time employee of the Employer creating this Plan.

      9.09 INFORMATION FROM EMPLOYER. To enable the Plan Administrator to perform its functions, the Employer shall supply

                                     111.

full and timely information to the Plan Administrator on all matters relating to the Compensation of all Participants, their continuous regular employment, their retirement, death, disability, termination of employment, and such other pertinent facts as the Plan Administrator may require; and the Plan Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Plan Administrator is entitled to rely on such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

                                   ARTICLE X.

                           AMENDMENT AND TERMINATION

      10.01 AMENDMENT. The Employer shall have the right at any time, and from time to time:

          (1) To amend this Agreement in such manner as it may deem necessary or advisable in order to qualify this Agreement and the Trust created hereby under the provisions of Code Section 401(a), and any such amendment may by its terms be retroactive; and

          (2) To amend this Agreement in any other manner. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their beneficiaries or their estates; no such amendment shall cause any reduction in the vested portion of any Participant's proportionate interest in the Trust Fund, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no amendments shall cause the elimination or reduction of any benefits protected under Code Section 411(d)(6) existing on the date of the amendment unless otherwise permitted under Treasury regulations; and no such amendment which affects
                                     112.

the rights, duties, or responsibilities of the Trustee may be made without the Trustee's written consent.

     Any such amendments shall become effective upon delivery of a written instrument, executed on behalf of the Employer by its proper officers duly authorized, directed to the Plan Administrator and the Trustee and the endorsement of the Plan Administrator and the Trustee of its receipt or of its written consent thereto, if such consent is required.

      10.02 TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. The Employer shall have the right at any time to discontinue its contributions hereunder and to terminate this Agreement and/or the Trust hereby created by delivering to the Trustee written notice of such discontinuance or termination; provided, however, that such termination is made in accordance with the applicable provisions of law.

       Upon total termination of the Trust and in accordance with provisions of law, the Plan Administrator shall direct the Trustee to distribute all assets remaining in the Trust, after payment of any expenses properly chargeable against the Trust, to the Participants in proportion to the amount credited to the account of each such Participant as of the date of such termination.

      10.03 MERGER. Unless this Trust is sooner terminated, a successor to the business of the Employer by whatever form or manner resulting may, upon appropriate Board of Directors action of both the Employer and successor, and subject to the provisions of this paragraph, continue this Plan and Trust by executing an appropriate supplemental agreement. Such successor shall ipso
                                                                       ----
facto succeed to all the rights, powers, and duties of the Employer hereunder.
-----
The employment of any Employee who is continued in the employ of such successor shall not be deemed to have been terminated or severed for any purposes hereunder. Notwithstanding the foregoing, no merger shall occur unless in

                                     113.

the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of such Plan, to any other trust or plan, each Participant in the Plan would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had been terminated.

                                  ARTICLE XI.

                               GENERAL PROVISIONS

      11.01 PARTICIPANTS' RIGHTS. Neither the establishment of the Trust hereby created, nor any modification thereof, nor the creation of any fund or account, nor the payments of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or any officer or employee thereof, Trustee, or Plan Administrator, except as provided herein or by law. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected hereby.

      11.02  NONALIENATION OF BENEFITS.

     (A) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust to any person (including a Participant or beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

                                     114.

     (B) This provision shall not apply to the extent a Participant or beneficiary is indebted to the Plan, for any reason, under any provision of this Agreement. At the time a distribution is to be made to or for a Participant's or beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Plan Administrator, at the direction of the Plan Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or beneficiary must be given written notice by the Plan Administrator that such indebtedness is to be so paid in whole or part from the Participant's account. If the Participant or beneficiary does not agree that the indebtedness is a valid claim against his or her vested Participant's account, he or she shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 9.01 and 9.02.

     (C) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of 1984. The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order", a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

      11.03 DELEGATION OF AUTHORITY BY EMPLOYER. Whenever the Employer under the terms of this Agreement is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any officer duly authorized by its Board of Directors.

      11.04 EXERCISE OF DISCRETION BY CORPORATE TRUSTEE. Any judgment or discretion in this Agreement provided to be exercised

                                     115.

by the Trustee may, in the case of a corporate trustee, be exercised by its Board of Directors, Executive Committee, President or any Vice President, or any other authorized officer. A corporate trustee may deposit with itself cash or funds constituting part of the Trust herein created, pursuant to the provisions of Code Section 4975(d)(4) and Section 408(b)(4) of ERISA; or pursuant to specific directions from (1) an unrelated fiduciary or (2) a participant acting pursuant to Section 3.17; or pursuant to an exemption granted by the Department of Labor or other authorized agency.

      11.05 CONTROL OF TRADES OR BUSINESSES BY OWNER-EMPLOYEE. If this Plan provides contributions or benefits for one or more owner-employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the Plan established for other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and (d) for the employees of this and all other trades or businesses.

     If the Plan provides contributions or benefits for one or more owner-employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and which provides contributions and benefits not less favorable than provided for owner-employees under this Plan.

     If an individual is covered as an owner-employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the Plan of the trades or businesses which are controlled must be as favorable as those provided for such owner-employee under the most favorable plan of the trade or business which is not controlled.

     For purposes of the preceding paragraphs, an owner-employee, or two or more owner-employees, will be considered to control a

                                     116.

trade or business if the owner-employee, or two or more owner-employees together:

          (1) own the entire interest in an unincorporated trade or business, or

          (2) in the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in the partnership.

     For purposes of the preceding sentence, an owner-employee, or two or more owner-employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such owner-employee, or such two or more owner-employees, are considered to control within the meaning of the preceding sentence.

      11.06 CONSTRUCTION OF AGREEMENT. This Trust Agreement shall be construed according to the laws of the State of Wisconsin, and all provisions hereof shall be administered according to the laws of such state. When making determinations affecting Employees' rights pursuant to this Agreement, the Employer and Plan Administrator shall uniformly follow rules of consistent application.

      11.07 GENDER, NUMBER, AND HEADINGS. Wherever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply. Headings of Sections and Subsections of this Agreement are inserted for convenience of reference; they constitute no part of this Agreement and are not to be considered in the construction hereof.

      11.08  QUALIFICATION.

     (A) It is the intent of the Employer that this Plan shall be for the exclusive benefit of its Employees and shall qualify for

                                     117.

approval under Code Section 401(a), as amended from time to time (or corresponding provisions of any subsequent federal law at that time in effect). In case of any ambiguity, the Plan language shall be interpreted to accomplish such result. It is further intended that the Plan comply with the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) as amended from time to time.

     (B) If the Internal Revenue Service determines that the Plan and Trust do not qualify initially under Code Section 401(a) or any statute of similar import, all contributions made by the Employer shall be returned to the Employer by the Trustee within one (1) year after the date of denial of qualification. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

     (C) Notwithstanding any provision in this Agreement to the contrary, no Participant or beneficiary shall have any right or claim to any asset of the Trust or to any benefit under the Plan before the Internal Revenue Service determines that the Plan and Trust qualify under the provisions of Code Section 401(a) or any similar statute of similar import.

     (D) Upon the return of all contributions to the Employer as provided in
Section 11.08(B), the Trust shall terminate and the Trustee shall be discharged from all obligations under the Trust.

      11.09 PROHIBITION OF DIVERSION OF FUNDS. Except as provided herein, it shall be impossible by operation of the Plan and of the Trust, by natural termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement, or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, former Participants, or their beneficiaries. Notwithstanding the foregoing, contributions made by the Employer by mistake of fact and contributions found not to be currently deductible under Code

                                     118.

Section 404, to the extent the deduction is disallowed or determined to be nondeductible pursuant to an IRS ruling, may be returned to the Employer within one (1) year after the payment of the contribution in the first instance or disallowance of the deduction or issuance of a ruling in the second instance. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

      11.10  ROLLOVERS AND TRANSFERS FROM QUALIFIED PLANS.

     (A) With the consent of the Plan Administrator, a Participant may transfer amounts from other qualified plans, provided that the trust from which such funds are transferred permits the transfer to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The amounts transferred shall be set up in a separate account herein referred to as a Participant's Rollover Account. Such account shall be fully vested at all times and shall not be subject to forfeiture for any reason.

     Notwithstanding the foregoing, amounts which are subject to the joint and survivor annuity requirements of Code Sections 401(a)(11) and 417 shall not be accepted as transfer or rollover contributions.

     (B) Distributions from Rollover Accounts shall be subject to the Plan's distribution provisions. Distributions from Rollover Accounts may be made to Participants prior to separation from service, pursuant to Sections 5.10 and 6.10.

     (C) The Plan Administrator may direct that rollovers and transfers made after the first month of the Plan Year pursuant to this Section be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until the first day of the following Plan Year, at which time they shall be invested as determined by the Trustee

                                     119.

pursuant to Section 8.04 or by the Participant pursuant to Section 3.17.

     (D) Unless the Plan Administrator directs that the Participants' Rollover Accounts be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee, such accounts shall be invested as part of the general Trust Fund or as directed by the Participant pursuant to Section 3.17.

     (E) For purposes of this Section, the term "amounts transferred from other qualified plans" shall mean:

          (1) amounts transferred to this Plan directly from another qualified plan;


          (2) lump-sum distributions received by an Employee from another qualified plan which are eligible for tax free rollover to a qualified plan and which are transferred by the Employee to this Plan within sixty (60) days following his or her receipt thereof;

          (3) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which

               (a) were previously distributed to the Employee by another qualified corporate (and, after December 31, 1983, noncorporate) plan as a lump sum distribution,

               (b) were eligible for tax free rollover to a qualified corporate or noncorporate plan, and

               (c) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof, and other than earnings on said assets.

          (4) amounts distributed to the Employee from a conduit individual retirement account meeting the

                                     120.

     requirements of clause (3) above, and transferred by the Employee to this Plan within sixty (60) days of his or her receipt thereof from such conduit individual retirement account.

     Prior to accepting any transfers to which this Section applies, the Plan Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

     (F) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a).

     (G) Amounts allocated to a Participant's Rollover Account may be treated as a Directed Investment Account pursuant to Section 3.17.

      11.11 PORTABILITY. (A) If a Participant shall be entitled to receive benefits under this Plan and participates in another qualified plan maintained by the Employer, or if such Participant shall be subsequently employed by another employer which has a plan qualified pursuant to Code Section 401(a), the Trustee may transfer the Participant's vested benefits under this Plan directly to the trustee of the other plan of the Employer or to the trustee of the plan of the Participant's new employer if the following conditions are satisfied:

          (1) The trustee of the other plan shall be authorized to accept the benefits under this Plan; and

          (2) The Participant's transferred assets shall be maintained in a separate account in the other plan; and

          (3) The Participant's transferred assets shall not be forfeitable or reduce in any way the obligation of the Employer or the new employer.

     (B) (1) This Paragraph (B) applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a

                                     121.

distributee's election under this Paragraph (B), a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (2)  Definitions
               -----------

          (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (C) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate

                                     122.

     payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (d) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                     123.

     IN WITNESS WHEREOF, the Employer and Trustee have caused this Agreement to be executed on June 30, 1995.

                         Pleasant Company
                         (Employer and Plan Administrator)


                         By: /s/ Catharine B. Walker
                            ___________________________________



                         Firstar Bank Madison, N.A.
                          (Trustee)


                         By: /s/ Marcia B. Butler
                            ___________________________________